As filed with the Securities and Exchange Commission on May 1, 2013

                           Registration No. 333-29289
                            Registration No. 811-8255

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                         Pre-Effective Amendment No. ( )

                        Post-Effective Amendment No. (89)

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                               Amendment No. (90)

                                WORLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
             8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
                    (Address of Principal Executive Offices)

                                 (800) 527-9525
                         (Registrant's Telephone Number)

                              Jones & Keller, P.C.
                            1999 Broadway, Suite 3150
                                Denver, CO 80202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b).
[X]  on May 1, 2013 pursuant to paragraph (b).
[ ]  60 days after filing pursuant to paragraph (a)(a).
[ ]  on____________________pursuant to paragraph (a)(1).
[ ]  75 days after filing pursuant to paragraph (a)(2).
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

                               [LOGO OF REMSGROUP]
                                    REMSGROUP
                             REAL ESTATE MANAGEMENT
                               SERVICES GROUP, LLC

                                   PROSPECTUS
                                   May 1, 2013

                       REMS REAL ESTATE INCOME 50/50 FUND

                              INSTITUTIONAL SHARES
                                  Ticker: RREIX

                                 CLASS A SHARES
                                  Ticker: RREFX

                   A separate series of the World Funds, Inc.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235

This prospectus describes REMS Real Estate Income 50/50 Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The fund is authorized to offer two classes of shares, both of which are offered by this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary                                                           1
Investment Objective                                                   1
Fees and Expenses                                                      1
Principal Investment Strategies                                        2
Principal Risks                                                        3
Performance Information                                                5
Investment Adviser                                                     5
Portfolio Manager                                                      5
Purchase and Sale of Fund Shares                                       5
Tax Information                                                        6
Payments to Broker-Dealers and Other Financial Intermediaries          6
Additional Information About Fund Investments                          7
Additional Information About Risk                                      8
Portfolio Holdings Disclosure                                         11
The Investment Adviser                                                11
The Portfolio Manager                                                 12
How To Buy Shares                                                     13
How To Sell Shares                                                    14
Dividends, Distributions and Taxes                                    16
Net Asset Value                                                       17
Fair Value Pricing                                                    17
Frequent Trading                                                      18
General Information                                                   19
Financial Highlights                                                  22
For More Information About the Fund                                   Back Cover

FUND SUMMARY

INVESTMENT OBJECTIVE
--------------------

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities. The Fund will pursue its income strategy though a portfolio of 50% preferred securities and 50% common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer term potential for growth in asset value. The manager may shift the allocation up to a minimum of 25% of either common or preferred equities or a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Funds objectives.

FEES AND EXPENSES
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Distribution Arrangements" of this prospectus.

------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL         CLASS A
                                                                SHARES             SHARES
Maximum Sales Charge (Load) Imposed on Purchases(1)               None             5.75%
(as a % of offering price)
Maximum Deferred Sales Charge (Load)(2)                           None              None
Redemption Fee (as a % of amount redeemed, if                    2.00%              None
applicable)(3)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL         CLASS A
                                                                SHARES             SHARES
Management Fee                                                   0.50%              0.50%
Distribution (12b-1) Fees                                          --               0.35%
Other Expenses                                                   0.46%              0.46%
Total Annual Fund Operating Expenses                             0.96%              1.31%
Less Fee Waiver and/or Expense Reimbursement(4)                 (0.15%)            (0.15%)
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement                    0.81%              1.16%
------------------------------------------------------------------------------------------

(1)  This sales charge varies depending on how much you invest in the Fund.

(2) If you are in a category of investors who may purchase Class A Shares of the Fund without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty
     (360) days of purchase.

(3) A two percent (2.00%) redemption fee is charged on shares held less than ninety (90) days and is retained by the Fund to defray markets effects, taxes, and expenses created by short-term investments in the Fund.

(4) Real Estate Management Services Group, LLC (the "Adviser") has contractually agreed to waive its fees and reimburse expenses indefinitely, so that the annual fund operating expenses for the Fund do not exceed 0.80% of the Fund's average daily net assets and 1.15% of the Fund's Class A Shares. This limit does not include brokerage commissions, taxes, interest, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Directors of the Company (the "Board").

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
SHARE CLASS                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Institutional Shares          $83           $259            $450         $1,002
Class A Shares               $686           $922          $1,177         $1,903
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24.9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth. The Fund will pursue its income strategy though a portfolio of 50% preferred securities and 50% common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer term potential for growth in asset value. The manager may shift the allocation up to a minimum of 25% of either common or preferred equities or a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund's objectives. This strategy often leads to investment in smaller capitalization companies (under $1B).

Under normal conditions, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary Real Estate Multi-Factor Model combined with in-depth industry and company specific research. The Adviser under normal conditions seeks to invest Fund assets in income producing securities issued by real estate companies, consisting primarily of REITs, REOCs, real estate service companies, REIT preferreds and real estate debt securities. The portfolio of securities in which the Fund invests will normally be diversified as to geographic region, property type and tenant.

The portfolio generally will consist of securities of U.S. and Canadian issuers. The real estate common equity securities generally will be of issuers considered by the Adviser to be undervalued and to have dividend yields greater than the NAREIT equity index. In addition to attractive underlying real estate valuation, the Adviser will seek company fundamentals that may produce dividend increases over time.

The preferred REIT securities and REIT debt securities may consist of investment grade, non-investment grade and non-rated securities and will be selected based on the Adviser's fundamental research related to the issuer as well as the issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. In investing in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. The amount of leverage may not exceed 33-1/3% of the Fund's total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the security relative to the underlying real estate and the returns of the security relative to the interest expense of the Fund. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

PRINCIPAL RISKS
---------------

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

REAL ESTATE MARKET RISK. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITs") RISK. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment or may not qualify or may not remain qualified as a REIT.

INVESTMENT IN SMALLER COMPANIES RISK. Small companies may have limited operating histories. There may be less trading volume in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

RESTRICTED AND ILLIQUID SECURITIES RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

LEVERAGE RISK. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund's performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund's total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the Fund's borrowings, and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

STOCK MARKET RISK. Stock prices in general rise and fall as a result of Investor's perceptions of the market as a whole. If the stock market drops in value, the value of the Fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

DEBT SECURITIES RISK. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk, and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer's ability to make interest or principal payments will cause the price of the security to decline.

INTEREST RATE RISK. The value of bonds and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

CREDIT RISK. Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

NON-DIVERSIFICATION RISK. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund's portfolio may have a greater impact on the Fund's net asset value than it would on a diversified fund. The Fund's share price may fluctuate more than the share price of a comparable diversified fund.

PORTFOLIO TURNOVER. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

INVESTMENT STYLE RISK. The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PREFERRED SECURITIES RISK. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e. a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer's financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders.

PERFORMANCE INFORMATION
-----------------------

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the "Predecessor Fund"). On April 4, 2011, the shareholders of the Fund approved a New Agreement between the Company, on behalf of the Fund, and the Adviser and the Fund's investment objective and policies were changed. Therefore performance information for the Predecessor Fund is not shown.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

The following bar chart shows the Fund's annual returns for the Institutional shares of the Fund as of December 31, 2012. The performance of the Fund's Class A shares would have been lower than the Institutional shares returns shown in the bar chart because the expenses of the Classes differ.

YEAR-BY-YEAR ANNUAL RETURNS

                       REMS REAL ESTATE INCOME 50/50 FUND
                                  TOTAL RETURN
                           INSTITUTIONAL CLASS SHARES
2012                                 19.49%

During the period shown, the highest quarterly return was 9.11% (quarter ended March 31, 2012) and the lowest quarterly return was 2.55% (quarter ended December 31, 2012).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

The table below shows how average annual total returns of the Fund's Institutional and Class A Shares compared to those of the Fund's benchmark. The table also presents the impact of taxes on the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------------
RETURN BEFORE TAXES                           ONE YEAR     SINCE INCEPTION (4/4/2011)
-------------------------------------------------------------------------------------
Institutional Shares                           19.49%                 9.38%
Class A Shares                                 18.98%                 8.94%

-------------------------------------------------------------------------------------
RETURN AFTER TAXES - INSTITUTIONAL SHARES     ONE YEAR     SINCE INCEPTION (4/4/2011)
-------------------------------------------------------------------------------------
Return After-Taxes on Distributions            17.11%                 7.54%
Return After-Taxes on Distributions and
Sale of Fund Shares                            12.69%                 7.04%
NAREIT Equity Index (reflects no
deduction for fees, expenses or taxes)         18.06%                11.07%
-------------------------------------------------------------------------------------

INVESTMENT ADVISER

Starting on December 31, 2010, Real Estate Management Services Group, LLC, has been serving as the investment adviser to the Fund. [clarify Board approval for 12/31 and 4/11 shareholder approval]

PORTFOLIO MANAGER

Edward W. Turville, CFA, Managing Director, has served as portfolio manager of the Fund since December 31, 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $50,000 and $1,000 for Class A shares. Subsequent investments must be in amounts of $5,000 or more for the Institutional Shares and $50 or more for the Class A Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred equity securities of companies principally engaged in the real estate industry and other real estate related investments. The remainder of the Fund's assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that may pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

REAL ESTATE COMPANIES. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser's view, a significant element of a security's value, and preferred stocks.

REITs. The Fund may invest in shares of REITs. A REIT is a separately managed trust that makes investments in various real estate assets. REITs pool investor's funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

TYPES OF REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. The Fund invests primarily in equity REITs.

          Equity REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

          Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REAL ESTATE OPERATING COMPANIES. The Fund may invest in real estate operating companies ("REOCs"), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

OTHER SECURITIES. While the Fund emphasizes investments in common and preferred stocks, it can also buy other equity securities, such as warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the Adviser's investment decision than in the case of other debt securities. The Adviser may also invest in exchange traded funds (ETFs) related to the real estate industry.

ILLIQUID AND RESTRICTED SECURITIES. Although the Fund does not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS. In times of adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. If the Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("Bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

ADDITIONAL INFORMATION ABOUT RISK

The Fund expects to invest primarily in equity securities, both common and preferred, issued by real estate companies. The main risk is that the value of the securities the Fund holds might decline as a result of the performance of individual securities, a decline in the stock market in general or a general decline in real estate markets. An investment in the Fund is not guaranteed, and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. The risks associated with an investment in the Fund include:

REAL ESTATE MARKET RISK. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values; and the appeal of properties to tenants and changes in interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITs") RISK. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. If a REIT fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate rates. This could result in a discontinuation or substantial reduction in dividends to the REIT stockholders. Moreover, unless entitled to relief under certain statutory provisions, it could also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost.

INVESTMENT IN SMALLER COMPANIES RISK. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

RESTRICTED AND ILLIQUID SECURITIES RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

LEVERAGE RISK. The amount of borrowings, and the rates at which the Fund can borrow in particular, will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield of the Fund's portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the Fund's return would be lower than if leverage had not been used.

The Fund could lose more than the amount it invests. The Fund expects to borrow pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Fund at any time, without penalty. If the securities pledged to the Fund's lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. The Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

STOCK MARKET AND DEBT SECURITIES RISKS. The Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services, and a company's performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

INTEREST RATE RISK. The value of bonds and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

CREDIT RISK. Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company's obligation to comply with financial covenants (such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations) may restrict a company's range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

NON-DIVERSIFICATION RISK. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund's portfolio may have a greater impact on the Fund's net asset value than it would on a diversified fund. The Fund's share price may fluctuate more than the share price of a comparable diversified fund.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover". The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will normally be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

INVESTMENT STYLE RISK. The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

THE INVESTMENT ADVISER

The Fund began operations on October 15, 1997 as the CSI Equity Fund, (the "Predecessor Fund"), advised by CSI Capital Management, LLC (the "Predecessor Adviser") under different investment objectives. On April 4, 2011, the shareholders of the Fund approved a new investment advisory agreement between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the "Adviser") and the Fund's investment objective and policies were changed as reflected herein.

Real Estate Management Services Group, LLC, a Florida limited liability corporation organized in May 2002, has been serving as the Adviser for the Fund since December 31, 2010, upon approval of the Company's Board of Directors. The principal office of the

Adviser is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. As of March 31, 2013, the Adviser had approximately $763 million in assets under management.

The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.50% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2012, the Adviser received fees from the Fund at the annual rate of 0.35%.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees indefinitely so that the ratio of total annual operating expenses for the Fund will not exceed 0.80% of the Fund's average daily net assets. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser during any of the previous three
(3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (the "Reimbursement Amount"). The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

A discussion regarding the basis for the Board's approval of the Fund's Advisory Agreement with Real Estate Management Services Group, LLC is available in the Fund's annual report to shareholders dated December 31, 2012.

THE PORTFOLIO MANAGER

Edward W. Turville, CFA, serves as the Portfolio Manager of the Fund. Mr. Turville has been Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed up to $600 million in real estate and REIT investments over the past 14 years and conducted research related to publicly traded real estate securities since 1970. As a partner at Dalton, Greiner, Hartman, Maher & Company ("DGHM"), Mr. Turville managed DGHM's public real estate investments and created the DGHM REMS REIT product in 1997, serving as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed and ownership of shares of the Fund.

HOW TO BUY SHARES

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. You may request a copy of this prospectus by calling (800) 527-9525. Financial Intermediaries who offer Shares of the Fund may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

SHARE CLASS ALTERNATIVES -- The Fund offers investors two different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

MINIMUM INVESTMENTS -- The minimum initial investment for Institutional Shares is $50,000 and $1,000 for the Class A Shares. Subsequent investments must be in amounts of $5,000 or more for the Institutional Shares and in amounts of $50 or more for the Class A Shares. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

CUSTOMER IDENTIFICATION PROGRAM -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

PURCHASES BY MAIL -- For initial purchases, the account application, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205,

Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

INVESTING BY WIRE -- You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

GENERAL -- The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

OTHER PURCHASE INFORMATION -- You may purchase and redeem Fund shares, or exchange share of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your Financial Intermediary. Financial Intermediary may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in proper order. The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) redemption fee is deducted from the proceeds of the Fund's Institutional Shares if shares are redeemed within ninety (90) days after purchase (including shares to be exchanged). The Fund's Board of Directors have approved this redemption fee which is paid directly to the Fund and is intended to discourage market timing and to help defray the expenses to the Fund of short-term trading activities. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

REDEMPTION BY MAIL -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: REMS Real Estate 50/50 Income Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

REDEMPTION BY TELEPHONE -- You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

REDEMPTION BY WIRE -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid quarterly. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it may not be to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

TAXES -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Distributions attributable to dividends received by the Fund from a REIT do not qualify for qualified dividend income treatment. Absent future legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Fund will file a 30 day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN);
(2) are subject to backup withholding by the Internal Revenue Service (the "IRS"); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

COST BASIS REPORTING -- As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund's shareholders' Consolidated form 1099's when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position isnot sold at one time. The Fund's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so at the time of your purchase or upon the sale of the covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered". The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Institutional or Class A Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. In addition, Institutional Class shareholders will be subject to a 2% redemption fee for shares redeemed within ninety (90) days of purchase. Redemption fee proceeds are paid directly to the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

GENERAL INFORMATION

SIGNATURE GUARANTEES -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

PROPER FORM -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

SMALL ACCOUNTS -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

AUTOMATIC INVESTMENT PLAN -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

EXCHANGE PRIVILEGE -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. You won't pay a redemption fee on an exchange; however, when you sell the shares you acquire in an exchange, you may pay a redemption fee based on the date you bought the original shares you exchanged. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

HOW TO TRANSFER SHARES -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s);
(iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

SHAREHOLDER COMMUNICATIONS -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

GENERAL -- The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTION ARRANGEMENTS
The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your Class A shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a distribution and service fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares:

------------------------------------------------------------------------------------------
AMOUNT OF PURCHASE AT THE PUBLIC      SALES CHARGE AS A PERCENTAGE OF
OFFERING PRICE                        -------------------------------     DEALER DISCOUNT
                                      OFFERING     NET AMOUNT             AS PERCENTAGE OF
                                      PRICE(1)     INVESTED               OFFERING PRICE
------------------------------------------------------------------------------------------
Less than $50,000                     5.75%        6.10%                  5.00%
------------------------------------------------------------------------------------------
$50,000 but less than $100,000        4.50%        4.71%                  3.75%
------------------------------------------------------------------------------------------
$100,000 but less than $250,000       3.50%        3.63%                  2.75%
------------------------------------------------------------------------------------------
$250,000 but less than $500,000       2.50%        2.56%                  2.00%
------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000     2.00%        2.04%                  1.75%
------------------------------------------------------------------------------------------
$1,000,000 or more(2)                 None         None                   None
------------------------------------------------------------------------------------------

   (1)  The term "Offering Price" includes the front-end sales charge.

   (2) If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you may be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

The Fund reserves the right to waive the deferred sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through accounts with financial intermediaries.

SALES CHARGE REDUCTIONS AND WAIVERS -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's Transfer Agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's Transfer Agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE IN THE FOLLOWING WAYS:

RIGHT OF ACCUMULATION -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

STATEMENT OF INTENTION -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

COMBINE WITH FAMILY MEMBER -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Internal Revenue Code (the "Code"), or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

WAIVER OF FRONT-END SALES

CHARGES NO SALES CHARGE SHALL

APPLY TO:

 (1)        reinvestment of income dividends and capital gain distributions;
 (2) exchanges of one fund's shares for those of another fund of the Company;
 (3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;
 (4) purchases of Fund shares by the distributor for its own investment account and for investment purposes only;
 (5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;
 (6) a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;
 (7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
 (8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;
 (9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and
 (10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor. Detailed information about these programs is also available at www.theworldfunds.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain.

RULE 12b-1 FEES -- The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Pursuant to the Rule 12b-1 Plan, the Fund may finance from the assets of Class A Shares certain activities or expenses that are intended primarily to result in the sale of Class A Shares. The Fund finances these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor is computed on an annualized basis reflecting the average daily net assets, up to a maximum of 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of the Fund's Class A Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES -- Certain financial intermediaries that maintain "street name" or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. For more information, please refer to the SAI.

                                 FINANCIAL HIGHLIGHTS

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the "Predecessor Fund"). These financial highlights presented through December 31, 2010 are those of the Predecessor Fund and do not reflect the Fund's operations since December 31, 2010, when the Adviser became the investment adviser for the Fund. The financial highlights table is intended to help you understand the Fund's (and the Predecessor Fund's) financial performance for the past 5 years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Shares of the Fund (and the Predecessor
Fund), assuming reinvestment of all dividends and distributions.

The Board of Directors adopted a change in the Fund's fiscal year end date to December 31. This change was effective beginning with the fiscal period which ran from September 1, 2010 to December 31, 2010. The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS(F)
                                         ----------------------------------------------------------------------------------------
                                                                          SEPTEMBER 1,
                                                                             2010
                                           YEAR ENDED      YEAR ENDED       THROUGH                 YEARS ENDED AUGUST 31,
                                          DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     --------------------------------------
                                             2012(1)        2011(1)        2010(1)**         2010(1)       2009(1)     2008(1)(D)
                                         -------------    ------------    ------------     ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD     $       11.86    $      12.68    $      12.50     $    12.41    $    16.72    $   19.33
                                         -------------    ------------    ------------     ----------    ----------    ---------

INVESTMENT ACTIVITIES
  Net investment income (loss)                    0.54            0.62            0.01           0.20          0.30         0.19
  Net realized and unrealized gain (loss)
    on investments                                1.73           (0.92)           1.90           0.28         (3.50)       (1.54)
                                         -------------    ------------    ------------     ----------    ----------    ---------
  TOTAL FROM INVESTMENT ACTIVITIES                2.27           (0.30)           1.91           0.48         (3.20)       (1.35)
                                         -------------    ------------    ------------     ----------    ----------    ---------
DISTRIBUTIONS
  Net investment income                          (0.53)          (0.38)          (0.23)         (0.39)        (0.11)       (0.23)
  Net realized gain                              (0.10)          (0.02)          (1.50)           -           (1.00)       (1.03)
  Return of capital                              (0.16)          (0.12)            -              -             -            -
                                         -------------    ------------    ------------     ----------    ----------    ---------
  TOTAL DISTRIBUTIONS                            (0.79)          (0.52)          (1.73)         (0.39)        (1.11)       (1.26)
                                         -------------    ------------    ------------     ----------    ----------    ---------

NET ASSET VALUE, END OF PERIOD           $       13.34    $      11.86    $      12.68     $    12.50    $    12.41    $   16.72
                                         =============    ============    ============     ==========    ==========    =========

TOTAL RETURN                                    19.49%          (2.22%)         15.22%          3.66%       (18.27%)      (7.57%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, gross(A)                             0.96%           1.30%           2.24%(E)*      1.51%         1.40%        1.17%
  Expenses, net of fees paid indirectly/
    before waiver or recovery                    0.96%           1.20%           2.24%(E)*      1.51%         1.40%        1.17%
  Expenses, net of fees paid indirectly
    and waiver or recovery                       0.81%(B)        0.81%(B)        1.89%(B)*      0.99%(B)      0.99%(B)     1.18%(C)
  Net investment income (loss)                   4.20%           5.19%           0.18%*         1.54%         2.47%        1.05%
Portfolio turnover rate                         24.88%          14.52%           3.89%         14.03%        16.90%       14.12%
Net assets, end of period (000's)        $    117,268     $     48,771    $      4,216     $   30,029    $   28,401    $  80,445

(1) Per share amounts calculated using the average share method.

*   Annualized

** Effective December 31, 2010, the Fund changed its year end from August 31 to December 31.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund's expense limitation agreement.

(B) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.15% for the year ended
    December 31, 2012, 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through December 31, 2010, 0.52% for the year ended August 31, 2010 and 0.41% for the year ended August 31, 2009.

(C) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(D) The Board of Directors of The World Funds, Inc. approved the re-designation of Institutional Shares of the Fund as Investor Shares effective August 21, 2008.

(E) Expense ratio includes expenses incurred for changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.90% reduction in the expense ratio for the period September 1, 2010 through December 31, 2010.

(F) The Board of Directors of the World Funds, Inc. approved the change in name of the "Investor" share class to the "Institutional" share class effective January 1, 2011.

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                        CLASS A
                                     -------------------------------------------------------------------------------------------
                                                                      SEPTEMBER 1,
                                       YEAR ENDED      YEAR ENDED       2010 TO                   YEARS ENDED AUGUST 31,
                                      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,        --------------------------------------
                                         2012(1)        2011(1)        2010(1)**            2010(1)       2009(1)     2008(1)(D)
                                     -------------    ------------    ------------        ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD $       11.76    $      12.59    $      12.41        $    12.32    $    16.69    $    19.22
                                     -------------    ------------    ------------        ----------    ----------    ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                0.49            0.59           (0.01)             0.16          0.26          0.12
  Net realized and unrealized
    gain (loss) on investments                1.70           (0.94)           1.90              0.28         (3.53)        (1.50)
                                     -------------    ------------    ------------        ----------    ----------    ----------
  Total from investment activities            2.19           (0.35)           1.89              0.44         (3.27)        (1.38)
                                     -------------    ------------    ------------        ----------    ----------    ----------
DISTRIBUTIONS
  Net investment income                      (0.49)          (0.35)          (0.21)            (0.35)        (0.10)        (0.12)
  Net realized gain                          (0.10)          (0.02)          (1.50)              -           (1.00)        (1.03)
  Return of capital                          (0.14)          (0.11)            -                 -             -             -
                                     -------------    ------------    ------------        ----------    ----------    ----------
  TOTAL DISTRIBUTIONS                        (0.73)          (0.48)          (1.71)            (0.35)        (1.10)        (1.15)
                                     -------------    ------------    ------------        ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD       $       13.22    $      11.76    $      12.59        $    12.41    $    12.32    $    16.69
                                     =============    ============    ============        ==========    ==========    ==========

TOTAL RETURN                                18.98%          (2.68%)         15.23%             3.36%       (18.71%)       (7.73%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, gross(A)                         1.31%           1.65%           2.59%(D)*         1.86%         1.75%         1.52%
  Expenses, net of fees paid
    indirectly/ before waiver
    or recovery                              1.31%           1.55%           2.59%(D)*         1.86%         1.75%         1.52%
  Expenses, net of fees paid
   indirectly and waiver or recovery         1.16%(B)        1.16%(B)        2.24%(B)(D)*      1.34%(B)      1.34%(B)      1.53%(C)
  Net investment income                      3.85%           4.84%          (0.15%)*           1.19%         2.27%         0.69%
Portfolio turnover rate                     24.88%          14.52%           3.89%            14.03%        16.90%        14.12%
Net assets, end of period (000's)    $       2,259    $      2,054    $      2,494        $    2,191    $    2,348    $    3,183

*  Annualized

** Effective December 31, 2010, the Fund chaged its year end from August 31 to
   December 31.

(1)Per share amounts calculated using the average share method.

(A)Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund's expense limitation agreement.

(B)Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.15% for the year ended December 31, 2012, 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through December 31, 2010, 0.52% for the year ended August 31, 2010 and 0.41% for the year ended August 31, 2009.

(C)Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(D)Expense ratio includes expenses incurred for changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.90% reduction in the expense ratio for the period September 1, 2010 through December 31, 2010.

FOR MORE INFORMATION ABOUT THE FUND -

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into (made legally a part of) this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

To request free copies of the Fund's current SAI, dated May 1, 2012, the Fund's audited annual report, dated December 31, 2011, and semi-annual report, dated June 30, 2011, or to request other information about the Fund and to make shareholder inquiries, call the Fund at 800-527-9525, email the Fund at mail@ccofva.com, or go to the Fund's web site: www.theworldfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT #811-08255

                              [LOGO OF REMS GROUP]
                                   REMS GROUP
                             REAL ESTATE MANAGEMENT
                               SERVICES GROUP, LLC

                                   PROSPECTUS
                                   May 1, 2013

                     REMS REAL ESTATE VALUE-OPPORTUNITY FUND

                              INSTITUTIONAL SHARES
                                  Ticker: HLRRX

                                 PLATFORM SHARES
                                  Ticker: HLPPX

                   A separate series of the World Funds, Inc.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235

This prospectus describes REMS Real Estate Value-Opportunity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer two classes of shares, both of which are offered by this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Fund Summary                                                          1
--------------------------------------------------------------------------------
Investment Objective                                                  1
--------------------------------------------------------------------------------
Fees and Expenses                                                     1
--------------------------------------------------------------------------------
Principal Investment Strategies                                       2
--------------------------------------------------------------------------------
Principal Risks                                                       2
--------------------------------------------------------------------------------
Performance Information                                               4
--------------------------------------------------------------------------------
Investment Adviser                                                    5
--------------------------------------------------------------------------------
Portfolio Manager                                                     5
--------------------------------------------------------------------------------
Purchase and Sale of Fund Shares                                      5
--------------------------------------------------------------------------------
Tax Information                                                       6
--------------------------------------------------------------------------------
Payments to Broker-Dealers and Other Financial Intermediaries         6
--------------------------------------------------------------------------------
Additional Information About Fund Investments                         7
--------------------------------------------------------------------------------
Additional Information About Risk                                     8
--------------------------------------------------------------------------------
Portfolio Holdings Disclosure                                         10
--------------------------------------------------------------------------------
The Investment Adviser                                                10
--------------------------------------------------------------------------------
The Portfolio Manager                                                 11
--------------------------------------------------------------------------------
How To Buy Shares                                                     11
--------------------------------------------------------------------------------
How To Sell Shares                                                    13
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                    14
--------------------------------------------------------------------------------
Net Asset Value                                                       15
--------------------------------------------------------------------------------
Fair Value Pricing                                                    16
--------------------------------------------------------------------------------
Frequent Trading                                                      16
--------------------------------------------------------------------------------
General Information                                                   18
--------------------------------------------------------------------------------
Financial Highlights                                                  20
--------------------------------------------------------------------------------
For More Information About the Fund                                   Back Cover
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE
--------------------

The REMS Real Estate Value-Opportunity Fund (the "Fund") seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

FEES AND EXPENSES
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
---------------------------------------------------------------------------------
                                                 INSTITUTIONAL     PLATFORM
                                                    SHARES          SHARES
Management Fee                                      1.00%            1.00%
Distribution and Service (12b-1) Fees                 --             0.25%
Other Expenses                                      0.70%            0.70%
                                                    -----            -----
Total Annual Fund Operating Expenses                1.70%            1.95%
                                                    =====            =====
---------------------------------------------------------------------------------

Real Estate Management Services Group, LLC (the "Adviser") has contractually agreed to waive its fees and reimburse expenses indefinitely, so that the annual fund operating expenses for the Fund does not exceed 1.50% of the Fund's average daily net assets. This limit does not include distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Directors of the Company (the "Board").

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
SHARE CLASS                 1 YEAR       3 YEARS          5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Institutional Shares         $173          $536            $923          $2,009
Platform Shares              $198          $612           $1,052         $2,275
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43.2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its Value, Yield-Advantage strategy through investment in public real estate securities, which may include equity REITs, mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy often leads to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary REIT Multi-Factor Model combined with in-depth industry and company specific research. The Adviser seeks to invest Fund assets in companies that it believes are well managed, have excellent fundamentals and are undervalued in relation to other securities in the same market sector based on net asset value and capital structure. The portfolio of securities in which the Fund invests will normally be diversified as to geographic region, property type and tenant. The Fund may hold as few as twenty long positions and the Adviser may also take short positions in REITs, real estate operating companies and other real estate securities. The long equity securities generally will be of U.S. issuers that are considered by the Adviser to be undervalued and have dividend yields that exceed the yield of the NAREIT equity index.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the security relative to the underlying real estate and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund's total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund's investments are in excess of the cost to borrow, and when the Advisor believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders.

The Fund may take short positions in the Fund totaling up to 30% of the Fund's total assets. The Advisor would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where the investment's fundamental outlook is believed poor relative to its current valuation. The Advisor may short either individual securities and/or index funds when appropriate.

While both leverage and shorting are permitted, neither is required to execute the Fund's Value, Yield-Advantage investment process.

PRINCIPAL RISKS
---------------

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and REIT Risk. SINCE THE FUND CONCENTRATES ITS ASSETS IN THE REAL ESTATE INDUSTRY, YOUR INVESTMENT IN THE FUND INVOLVES MANY OF THE RISKS OF INVESTING DIRECTLY IN REAL ESTATE SUCH AS DECLINING REAL ESTATE VALUES, CHANGING ECONOMIC CONDITIONS AND INCREASING INTEREST RATES.

Investment in Smaller Companies Risk. THE FUND MAY BE FOCUSED ON SMALLER COMPANIES (THOSE COMPANIES WITH A MARKET CAPITALIZATION OF LESS THAN $1 BILLION). SMALLER REAL ESTATE COMPANY STOCKS CAN BE MORE VOLATILE AND SPECULATIVE THAN, AND PERFORM DIFFERENTLY FROM, LARGER REAL ESTATE COMPANY STOCKS. SMALLER COMPANIES TEND TO HAVE LIMITED RESOURCES, PRODUCT, AND MARKET SHARE AND ARE DEPENDENT ON A SMALLER MANAGEMENT GROUP THAN LARGER COMPANIES. AS A RESULT, THEIR SHARE PRICES TEND TO FLUCTUATE MORE THAN THOSE OF LARGER COMPANIES. THEIR SHARES MAY ALSO TRADE LESS FREQUENTLY AND IN LIMITED VOLUME, MAKING THEM POTENTIALLY LESS LIQUID. THE PRICES OF SMALL COMPANY STOCKS MAY FALL REGARDLESS OF TRENDS IN THE BROADER MARKET.

Leverage Risk. THE FUND MAY USE LEVERAGE IN EXECUTING ITS INVESTMENT STRATEGY. LEVERAGE WILL INCREASE THE VOLATILITY OF THE FUND'S PERFORMANCE AND ITS RISK. THE AMOUNT OF LEVERAGE MAY NOT EXCEED 33-1/3% OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT OF THE BORROWINGS BUT REDUCED BY ANY LIABILITIES NOT CONSTITUTING BORROWINGS). THE AMOUNT OF THE FUND'S BORROWINGS, AND THE INTEREST RATES AT WHICH THE FUND BORROWS IN PARTICULAR, WILL AFFECT THE OPERATING RESULTS OF THE FUND. THERE CAN BE NO ASSURANCE THAT A LEVERAGING STRATEGY WILL BE SUCCESSFUL.

Short Sales Risk. THE FUND MAY ENGAGE IN SHORT SALES OF SECURITIES AND INDEX FUNDS IN EXECUTING ITS INVESTMENT STRATEGY. SHORT SALES MAY NOT EXCEED 30% OF THE FUND'S TOTAL ASSETS. SHORT SALES MAY OCCUR IF THE ADVISER DETERMINES AN EVENT IS LIKELY TO HAVE A DOWNWARD IMPACT ON THE MARKET PRICE OF A COMPANY'S SECURITIES. SUCH PRACTICES CAN, IN CERTAIN CIRCUMSTANCES, SUBSTANTIALLY INCREASE THE IMPACT OF ADVERSE PRICE MOVEMENTS ON THE FUND'S PORTFOLIO.

Stock Market Risk. STOCK PRICES IN GENERAL RISE AND FALL AS A RESULT OF INVESTORS' PERCEPTIONS OF THE MARKET AS A WHOLE. IF THE STOCK MARKET DROPS IN VALUE, THE VALUE OF THE FUND'S PORTFOLIO INVESTMENTS IS ALSO LIKELY TO DECREASE IN VALUE. THE INCREASE OR DECREASE IN THE VALUE OF THE FUND'S INVESTMENTS, IN PERCENTAGE TERMS, MAY BE MORE OR LESS THAN THE INCREASE OR DECREASE IN THE VALUE OF THE MARKET.

Non-Diversification Risk. THE FUND IS NON-DIVERSIFIED AND TAKES LARGER POSITIONS IN A SMALLER NUMBER OF ISSUERS THAN A DIVERSIFIED FUND. THE CHANGE IN THE VALUE OF A SINGLE STOCK IN THE FUND'S PORTFOLIO MAY HAVE A GREATER IMPACT ON THE FUND'S NET ASSET VALUE THAN IT WOULD ON A DIVERSIFIED FUND. THE FUND'S SHARE PRICE MAY FLUCTUATE MORE THAN THE SHARE PRICE OF A COMPARABLE DIVERSIFIED FUND.

Investment Style Risk. THE FUND PURSUES A "VALUE STYLE" OF INVESTING. VALUE INVESTING FOCUSES ON COMPANIES WITH STOCKS THAT APPEAR UNDERVALUED IN LIGHT OF FACTORS SUCH AS THE COMPANY'S EARNINGS, BOOK VALUE, REVENUES OR CASH FLOW. IF THE ADVISER'S ASSESSMENT OF A COMPANY'S VALUE OR PROSPECTS FOR EXCEEDING EARNINGS EXPECTATIONS OR MARKET CONDITIONS IS WRONG, THE FUND COULD SUFFER LOSSES OR PRODUCE POOR PERFORMANCE RELATIVE TO OTHER FUNDS. IN ADDITION, "VALUE STOCKS" CAN CONTINUE TO BE UNDERVALUED BY THE MARKET FOR LONG PERIODS OF TIME.

Preferred Securities Risk. PREFERRED SECURITIES COMBINE FEATURES OF BOTH FIXED INCOME AND EQUITY. PREFERRED SECURITIES TEND TO PERFORM MORE LIKE TRADITIONAL FIXED INCOME SECURITIES BECAUSE REGULAR INCOME DISTRIBUTIONS ARE THE PRINCIPAL SOURCE OF RETURN, AS OPPOSED TO CAPITAL APPRECIATION. THEREFORE, PRICES OF PREFERRED SECURITIES CAN RISE OR FALL DEPENDING ON INTEREST RATES. ADVERSE CHANGES IN THE CREDIT QUALITY OF THE ISSUER MAY NEGATIVELY IMPACT THE MARKET VALUE OF THE SECURITIES. THE SECURITIES MAY BE REDEEMED BEGINNING ON THEIR CALL DATE, OR AT ANY TIME FOLLOWING A SPECIAL EVENT (I.E. A CHANGE IN TAX LAW THAT ADVERSELY AFFECTS THE COMPANY WITH REGARD TO THE SECURITIES). IF CALLED, HOLDERS MAY FACE A REINVESTMENT DECISION AT LOWER FUTURE RATES. CERTAIN EVENTS CAN IMPACT A PREFERRED SECURITY ISSUER'S FINANCIAL SITUATION AND ABILITY TO MAKE TIMELY PAYMENTS TO SHAREHOLDERS, INCLUDING ECONOMIC, POLITICAL, LEGAL, OR REGULATORY CHANGES AND NATURAL DISASTERS. EVENT RISK IS UNPREDICTABLE AND CAN SIGNIFICANTLY IMPACT PREFERRED SECURITY HOLDERS SINCE THEY ARE PAID AFTER BONDHOLDERS.

PERFORMANCE INFORMATION
-----------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

The Fund acquired the assets and assumed the historical performance of another mutual fund (the "Predecessor Fund") on November 25, 2005. The performance shown in the bar chart and table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the "Partnership"). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Fund; if it had been, the Partnership's performance may have been lower.

The following bar chart shows the Fund's annual returns for the Institutional shares of the Fund as of December 31, 2012. The performance of the Fund's Platform shares would have been lower than the Institutional shares returns shown in the bar chart because the expenses of the Classes differ.

YEAR-BY-YEAR ANNUAL RETURNS

               [CHART OF REMS REAL ESTATE VALUE OPPORTUNITY FUND]

                     REMS REAL ESTATE VALUE OPPORTUNITY FUND
                                  TOTAL RETURN
                              INSTITUTIONAL SHARES
2003                                                                      21.49%
2004                                                                      18.66%
2005                                                                       7.77%
2006                                                                      24.94%
2007                                                                     -10.27%
2008                                                                     -32.22%
2009                                                                      42.66%
2010                                                                      32.98%
2011                                                                      -2.38%
2012                                                                      29.29%

                                   [END CHART]

During the periods shown, the highest quarterly return was 34.51% (quarter ended September 30, 2009) and the lowest quarterly return was -33.64% (quarter ended December 31, 2008).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

The table below shows how average annual total returns of the Fund's Institutional Class compared to those of the Fund's benchmark. The table also presents the impact of taxes on the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership's operations (December 1, 1999 to December 16, 2002).

---------------------------------------------------------------------------------
                                                                        SINCE
                                                   SINCE INCEPTION   INCEPTION OF
                                ONE       FIVE       AS A MUTUAL         THE
RETURN BEFORE TAXES             YEAR      YEARS          FUND        PARTNERSHIP
---------------------------------------------------------------------------------
  Institutional Shares         29.29%     10.14%        10.90%         12.43%
                                                      (12/16/02)      (12/1/99)
    Platform Shares            28.98%      N/A          18.23%           N/A
                                                      (12/22/09)

---------------------------------------------------------------------------------
                                                                        SINCE
                                                  SINCE INCEPTION   INCEPTION OF
                                                     AS A MUTUAL         THE
RETURN AFTER TAXES -            ONE       FIVE          FUND         PARTNERSHIP
INSTITUTIONAL SHARES            YEAR      YEARS      (12/16/12)      (12/1/1999)
---------------------------------------------------------------------------------
Return After-Taxes on
  Distributions                26.31%     8.46%         8.42%            N/A
Return After-Taxes on
  Distributions and Sale of
  Fund Shares                  17.99%     7.64%         8.16%            N/A
NAREIT Equity Index
  (reflects no deduction
  for fees, expenses or
  taxes)                       18.06%     5.45%        11.61%           12.44%

INVESTMENT ADVISER
------------------

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

PORTFOLIO MANAGER
-----------------

Edward W. Turville, CFA, Managing Director, has served as the Portfolio Manager to the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
--------------------------------

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $50,000 and $2,500 for the Platform Shares. Subsequent investments must be in amounts of $5,000 or more for the Institutional Shares and $100 or more for the Platform Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION
---------------

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
-------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. The remainder of the Fund's assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

Real Estate Companies. FOR PURPOSES OF THE FUND'S INVESTMENT POLICIES, A COMPANY PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY IS ONE THAT DERIVES AT LEAST 50% OF ITS REVENUES FROM THE OWNERSHIP, CONSTRUCTION, FINANCING, MANAGEMENT OR SALE OF COMMERCIAL OR RESIDENTIAL REAL ESTATE OR HAS AT LEAST 50% OF ITS ASSETS IN SUCH REAL ESTATE BUSINESSES. THESE EQUITY SECURITIES CAN CONSIST OF COMMON STOCKS (INCLUDING REIT SHARES), RIGHTS OR WARRANTS TO PURCHASE COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON STOCKS WHERE THE CONVERSION FEATURE REPRESENTS, IN THE ADVISER'S VIEW, A SIGNIFICANT ELEMENT OF A SECURITY'S VALUE, AND PREFERRED STOCKS.

REITs. THE FUND MAY INVEST WITHOUT LIMIT IN SHARES OF REITs. A REIT IS A SEPARATELY MANAGED TRUST THAT MAKES INVESTMENTS IN VARIOUS REAL ESTATE ASSETS. REITs POOL INVESTORS' FUNDS FOR INVESTMENT PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTERESTS. A REIT IS NOT TAXED ON INCOME OR NET CAPITAL GAINS DISTRIBUTED TO SHAREHOLDERS IF, AMONG OTHER THINGS, IT DISTRIBUTES TO ITS SHAREHOLDERS SUBSTANTIALLY ALL OF ITS TAXABLE INCOME FOR EACH TAXABLE YEAR. AS A RESULT, REITs TEND TO PAY RELATIVELY HIGHER DIVIDENDS THAN OTHER TYPES OF COMPANIES, AND THE FUND INTENDS TO USE THESE REIT DIVIDENDS IN AN EFFORT TO MEET THE CURRENT INCOME GOAL OF ITS INVESTMENT OBJECTIVE.

Types of REITs. REITs CAN GENERALLY BE CLASSIFIED AS EQUITY REITs, MORTGAGE REITs AND HYBRID REITs. THE FUND INVESTS PRIMARILY IN EQUITY REITs.

Equity REITs. EQUITY REITs ARE COMPANIES THAT INVEST THE MAJORITY OF THEIR ASSETS DIRECTLY IN REAL PROPERTY AND DERIVE INCOME PRIMARILY FROM THE COLLECTION OF RENTS. EQUITY REITs CAN ALSO REALIZE CAPITAL GAINS BY INVESTING IN AND SELLING PROPERTIES THAT HAVE APPRECIATED IN VALUE.

Mortgage REITs and Hybrid REITs. MORTGAGE REITs INVEST THE MAJORITY OF THEIR ASSETS IN REAL ESTATE MORTGAGES AND DERIVE THEIR INCOME PRIMARILY FROM INTEREST PAYMENTS. HYBRID REITs COMBINE THE CHARACTERISTICS OF BOTH EQUITY REITs AND MORTGAGE REITs.

Real Estate Operating Companies. THE FUND MAY INVEST IN REAL ESTATE OPERATING COMPANIES ("REOCs"), WHICH ARE PUBLICLY TRADED REAL ESTATE COMPANIES THAT HAVE NOT ELECTED TO BE TAXED AS REITs. THE THREE PRIMARY REASONS FOR NOT MAKING THAT ELECTION ARE: (A) A REOC MAY CARRY FORWARD NET OPERATING LOSSES; (B) A REOC MAY OPERATE LINES OF BUSINESSES THAT GENERATE INCOME AND WOULD NOT QUALIFY AS A BUSINESS THAT A REIT MAY OPERATE AND WOULD NOT RETAIN ITS TAX STATUS; AND (C) A REOC MAY RETAIN AND REINVEST ITS EARNINGS WHEREAS A REIT MUST DISTRIBUTE SUBSTANTIALLY ALL OF ITS TAXABLE INCOME EVERY YEAR TO RETAIN ITS TAX STATUS.

Other Securities. WHILE THE FUND EMPHASIZES INVESTMENTS IN COMMON STOCKS, IT CAN ALSO BUY OTHER EQUITY SECURITIES, SUCH AS PREFERRED STOCKS, WARRANTS, AND SECURITIES CONVERTIBLE INTO COMMON STOCKS (WHICH MAY BE SUBJECT TO CREDIT RISKS AND INTEREST RATE RISKS), AND BONDS. THE ADVISER CONSIDERS SOME CONVERTIBLE SECURITIES TO BE "EQUITY EQUIVALENTS" BECAUSE OF THE CONVERSION FEATURE AND IN THAT CASE THEIR RATING HAS LESS IMPACT ON THE ADVISER'S INVESTMENT DECISION THAN IN THE CASE OF OTHER DEBT SECURITIES. THE ADVISER MAY ALSO INVEST IN EXCHANGE TRADED FUNDS (ETFS) RELATED TO THE REAL ESTATE INDUSTRY.

Illiquid and Restricted Securities. ALTHOUGH THE FUND DOES NOT GENERALLY INVEST IN ILLIQUID SECURITIES, INVESTMENTS MAY BE ILLIQUID BECAUSE THEY DO NOT HAVE AN ACTIVE TRADING MARKET, MAKING IT DIFFICULT TO VALUE THEM OR DISPOSE OF THEM PROMPTLY AT AN ACCEPTABLE PRICE. RESTRICTED SECURITIES MAY HAVE TERMS THAT LIMIT THEIR RESALE TO OTHER INVESTORS OR MAY REQUIRE REGISTRATION UNDER FEDERAL SECURITIES LAWS BEFORE THEY CAN BE SOLD PUBLICLY. THE FUND WILL NOT INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID OR RESTRICTED SECURITIES.

CERTAIN RESTRICTED SECURITIES THAT ARE ELIGIBLE FOR RESALE TO QUALIFIED INSTITUTIONAL PURCHASERS MAY NOT BE SUBJECT TO THAT LIMIT. THE ADVISER MONITORS HOLDINGS OF ILLIQUID SECURITIES ON AN ONGOING BASIS TO DETERMINE WHETHER TO SELL ANY HOLDINGS TO MAINTAIN ADEQUATE LIQUIDITY.

Derivative Investments. THE FUND CAN INVEST IN A NUMBER OF DIFFERENT KINDS OF "DERIVATIVE" INVESTMENTS. IN GENERAL TERMS, A DERIVATIVE INVESTMENT IS AN INVESTMENT CONTRACT WHOSE VALUE DEPENDS ON (OR IS DERIVED FROM) THE VALUE OF AN UNDERLYING ASSET, INTEREST RATE OR INDEX. IN ADDITION TO USING DERIVATIVES FOR HEDGING, THE FUND MAY USE OTHER DERIVATIVE INVESTMENTS BECAUSE THEY OFFER THE POTENTIAL FOR INCREASED VALUE. THE FUND CURRENTLY DOES NOT EXPECT TO USE DERIVATIVES TO A SIGNIFICANT DEGREE AND IS NOT REQUIRED TO USE THEM IN SEEKING ITS OBJECTIVE.

Temporary Defensive and Interim Investments. IN TIMES OF ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN TEMPORARY DEFENSIVE INVESTMENTS THAT ARE INCONSISTENT WITH THE FUND'S PRINCIPAL INVESTMENT STRATEGIES. IF THE FUND DOES SO, THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. CASH EQUIVALENT INVESTMENTS THAT MAY BE PURCHASED BY THE FUND INCLUDE SHORT-TERM, HIGH-QUALITY DEBT SECURITIES, MONEY MARKET INSTRUMENTS, BILLS, NOTES AND BONDS THAT ARE ISSUED, SPONSORED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES ("U.S. GOVERNMENT SECURITIES"), COMMERCIAL PAPER OR FLOATING RATE DEBT INSTRUMENTS. CASH EQUIVALENT SECURITIES OTHER THAN U.S. GOVERNMENT SECURITIES PURCHASED BY THE FUND MUST HAVE RECEIVED ONE OF THE TWO HIGHEST CREDIT RATINGS FROM A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR BE OF COMPARABLE QUALITY, AS DETERMINED BY THE ADVISER. THE FUND MAY ALSO PURCHASE SHARES OF MONEY MARKET MUTUAL FUNDS OR INTERESTS IN COLLECTIVE ACCOUNTS MAINTAINED BY BANKS OR FINANCIAL INSTITUTIONS WHICH HOLD THE TYPES OF SECURITIES DESCRIBED ABOVE. IN ADDITION, CASH NOT INVESTED IN EQUITY SECURITIES MAY BE INVESTED IN FIXED INCOME SECURITIES ("BONDS") PENDING INVESTMENT IN EQUITY SECURITIES, AS WELL AS TO MAINTAIN LIQUIDITY. BONDS AND MONEY MARKET SECURITIES, WHILE GENERALLY LESS VOLATILE THAN EQUITY SECURITIES, ARE SUBJECT TO INTEREST RATE AND CREDIT RISKS.

ADDITIONAL INFORMATION ABOUT RISK

THE FUND EXPECTS TO INVEST PRIMARILY IN COMMON STOCKS AND OTHER EQUITY SECURITIES ISSUED BY REAL ESTATE COMPANIES. THE MAIN RISK IS THAT THE VALUE OF THE STOCKS THE FUND HOLDS MIGHT DECLINE AS A RESULT OF THE PERFORMANCE OF INDIVIDUAL STOCKS, A DECLINE IN THE STOCK MARKET IN

GENERAL OR A GENERAL DECLINE IN REAL ESTATE MARKETS. AN INVESTMENT IN THE FUND IS NOT GUARANTEED, AND YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM. IT HAS BEEN DESIGNED TO PROVIDE EXPOSURE TO SECURITIES OF REAL ESTATE COMPANIES AND IS TYPICALLY USED IN CONJUNCTION WITH A VARIETY OF OTHER INVESTMENTS TO PROVIDE INVESTORS WITH A FULL AND APPROPRIATE ASSET ALLOCATION. THE VALUE OF YOUR INVESTMENT WILL GO UP AND DOWN, WHICH MEANS YOU COULD LOSE MONEY WHEN YOU SELL YOUR SHARES. THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND INCLUDE:

Real Estate Market and REIT Risk. THE REAL ESTATE INDUSTRY IS PARTICULARLY SENSITIVE TO ECONOMIC DOWNTURNS. REIT PRICES MAY DROP BECAUSE OF THE FAILURE OF BORROWERS TO PAY THEIR LOANS, A DIVIDEND CUT, A DISRUPTION TO THE REAL ESTATE INVESTMENT SALES MARKET, CHANGES IN FEDERAL OR STATE TAXATION POLICIES AFFECTING REITs AND POOR MANAGEMENT. OTHER RISKS THAT CAN ADVERSELY AFFECT THE VALUE OF SECURITIES IN THE REAL ESTATE INDUSTRY INCLUDE: EXTENDED VACANCIES OF PROPERTIES; INCREASED COMPETITION; INCREASES IN PROPERTY TAXES AND OPERATING EXPENSES; CHANGES IN ZONING LAWS; LOSSES DUE TO COSTS RESULTING FROM THE CLEAN-UP OF ENVIRONMENTAL PROBLEMS; LIABILITY TO THIRD PARTIES FOR DAMAGES RESULTING FROM ENVIRONMENTAL PROBLEMS; CASUALTY OR CONDEMNATION LOSSES; LIMITATIONS ON RENTS; CHANGES IN NEIGHBORHOOD VALUES; AND THE APPEAL OF PROPERTIES TO TENANTS AND CHANGES IN INTEREST RATES.

Investment in Smaller Companies Risk. SMALL COMPANIES MAY HAVE LIMITED OPERATING HISTORIES. THERE MAY BE LESS TRADING VOLUME IN A SMALLER COMPANY'S STOCK, WHICH MEANS THAT BUY AND SELL TRANSACTIONS IN THAT STOCK COULD HAVE A LARGER IMPACT ON THE STOCK'S PRICE THAN IS THE CASE WITH LARGER COMPANY STOCKS.

Leverage Risk. THE AMOUNT OF BORROWINGS, AND THE RATES AT WHICH THE FUND CAN BORROW IN PARTICULAR, WILL AFFECT THE PERFORMANCE OF THE FUND. LEVERAGING THE FUND EXAGGERATES CHANGES IN THE VALUE AND IN THE YIELD OF THE FUND'S PORTFOLIO. THIS MAY RESULT IN GREATER VOLATILITY OF THE NET ASSET VALUE OF THE SHARES. TO THE EXTENT THE INCOME OR CAPITAL APPRECIATION DERIVED FROM SECURITIES PURCHASED WITH MONIES RECEIVED FROM LEVERAGE IS NOT SUFFICIENT TO COVER THE COST OF LEVERAGE, THE FUND'S RETURN WOULD BE LOWER THAN IF LEVERAGE HAD NOT BEEN USED.

THE FUND COULD LOSE MORE THAN THE AMOUNT IT INVESTS. THE FUND EXPECTS TO BORROW PURSUANT TO A SECURED LINE OF CREDIT UNDER WHICH LOANS WILL BE PAYABLE ON DEMAND BY THE LENDER AND CAN BE PREPAID BY THE FUND AT ANY TIME, WITHOUT PENALTY. IF THE SECURITIES PLEDGED TO THE FUND'S LENDER DECLINE IN VALUE, OR IF THE LENDER DETERMINES THAT ADDITIONAL COLLATERAL IS REQUIRED FOR ANY OTHER REASON, THE FUND COULD BE REQUIRED TO REPAY THE LOANS, PROVIDE ADDITIONAL COLLATERAL OR SUFFER MANDATORY LIQUIDATION OF THE PLEDGED SECURITIES TO COMPENSATE FOR THE DECLINE IN VALUE. IN THE EVENT OF A SUDDEN DROP IN THE VALUE OF THE FUND'S ASSETS, THE FUND MIGHT NOT BE ABLE TO LIQUIDATE ASSETS QUICKLY ENOUGH TO PAY OFF ITS DEBT. THE FUND WILL NOT USE LEVERAGE IF THE ADVISER ANTICIPATES THAT LEVERAGED ASSETS WOULD RESULT IN A LOWER RETURN TO SHAREHOLDERS THAN THE FUND COULD OBTAIN OVER TIME WITHOUT LEVERAGE.

Short Sales Risk. THE FUND MAY ENGAGE IN SHORT SALES. TO EFFECT A SHORT SALE, THE FUND'S BROKERAGE FIRM BORROWS THE SECURITY TO MAKE DELIVERY TO THE BUYER. WHEN THE SHORT POSITION IS CLOSED, THE FUND IS OBLIGATED TO DELIVER THAT SECURITY BY PURCHASING IT AT THE MARKET PRICE. A SHORT SALE POSITION MAY BE TAKEN IF THE ADVISER DETERMINES AN EVENT IS LIKELY TO HAVE A DOWNWARD IMPACT ON THE MARKET PRICE OF A COMPANY'S SECURITIES. IN ADDITION, SHORT POSITIONS MAY BE TAKEN IF, IN THE OPINION OF THE ADVISER, SUCH POSITIONS WILL REDUCE THE RISK

INHERENT IN TAKING OR HOLDING LONG POSITIONS. THE EXTENT TO WHICH THE FUND ENGAGES IN SHORT SALES WILL DEPEND UPON ITS INVESTMENT STRATEGY AND PERCEPTION OF MARKET DIRECTION. SUCH PRACTICES CAN, IN CERTAIN CIRCUMSTANCES, SUBSTANTIALLY INCREASE THE IMPACT OF ADVERSE PRICE MOVEMENTS ON THE FUND'S PORTFOLIO. A SHORT SALE OF A SECURITY INVOLVES THE RISK OF A THEORETICALLY UNLIMITED INCREASE IN THE MARKET PRICE OF THE SECURITY, WHICH COULD RESULT IN AN INABILITY TO COVER THE SHORT POSITION OR A THEORETICALLY UNLIMITED LOSS. THERE CAN BE NO ASSURANCE THAT SECURITIES NECESSARY TO COVER A SHORT POSITION WILL BE AVAILABLE FOR PURCHASE.

Interest Rate Risk. THE VALUE OF BONDS GENERALLY CAN BE EXPECTED TO FALL WHEN INTEREST RATES RISE AND TO RISE WHEN INTEREST RATES FALL. INTEREST RATE RISK IS THE RISK THAT INTEREST RATES WILL RISE, SO THAT THE VALUE OF THE FUND'S INVESTMENTS IN BONDS WILL FALL. BECAUSE INTEREST RATE RISK IS THE PRIMARY RISK PRESENTED BY U.S. GOVERNMENT SECURITIES AND OTHER VERY HIGH QUALITY BONDS, CHANGES IN INTEREST RATES MAY ACTUALLY HAVE A LARGER EFFECT ON THE VALUE OF THOSE BONDS THAN ON LOWER QUALITY BONDS.

Credit Risk. CREDIT RISK IS THE RISK THAT THE ISSUER OF A BOND WILL NOT MAKE PRINCIPAL OR INTEREST PAYMENTS WHEN THEY ARE DUE. EVEN IF AN ISSUER DOES NOT DEFAULT ON A PAYMENT, A BOND'S VALUE MAY DECLINE IF THE MARKET BELIEVES THAT THE ISSUER HAS BECOME LESS ABLE, OR LESS WILLING, TO MAKE PAYMENTS ON TIME. EVEN HIGH QUALITY BONDS ARE SUBJECT TO SOME CREDIT RISK. HOWEVER, CREDIT RISK IS HIGHER FOR LOWER QUALITY BONDS. LOW QUALITY BONDS INVOLVE HIGH CREDIT RISK AND ARE CONSIDERED SPECULATIVE.

Portfolio Turnover. A CHANGE IN THE SECURITIES HELD BY THE FUND IS KNOWN AS "PORTFOLIO TURNOVER". THE FUND MAY HAVE A HIGH PORTFOLIO TURNOVER RATE OF OVER 100% ANNUALLY, ALTHOUGH THE ADVISER ANTICIPATES THAT PORTFOLIO TURNOVER WILL NORMALLY BE LESS THAN 100%. INCREASED PORTFOLIO TURNOVER CREATES HIGHER BROKERAGE AND TRANSACTION COSTS FOR THE FUND. IF THE FUND REALIZES CAPITAL GAINS WHEN IT SELLS ITS PORTFOLIO INVESTMENTS, IT MUST GENERALLY PAY THOSE GAINS OUT TO THE SHAREHOLDERS, INCREASING THEIR TAXABLE DISTRIBUTIONS.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

THE INVESTMENT ADVISER

Real Estate Management Services Group, LLC, a Florida limited liability corporation organized in May 2002, serves as the Adviser for the Fund pursuant to an investment advisory agreement with the Company. The Adviser also served as the investment adviser to the Partnership and the Predecessor Fund prior to its reorganization into the Fund. The principal office of the Adviser is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. As of March 31, 2013, the Adviser had approximately $763 million in assets under management.

The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the

Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2012, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees indefinitely so that the ratio of total annual operating expenses for the Fund will not exceed 1.50% of the Fund's average daily net assets. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser during any of the previous three
(3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (the "Reimbursement Amount"). The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

A discussion regarding the basis for the Board's approval of the Fund's Advisory Agreement with Real Estate Management Services Group, LLC is available in the Fund's annual report to shareholders dated December 31, 2012.

THE PORTFOLIO MANAGER

Edward W. Turville, CFA, serves as the Portfolio Manager of the Fund. Mr. Turville also served as the Portfolio Manager of the Predecessor Fund prior to the reorganization. Mr. Turville has been Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed up to $600 million in real estate and REIT investments over the past 12 years and conducted research related to publicly traded real estate securities since 1970. As a partner at Dalton, Greiner, Hartman, Maher & Company ("DGHM"), Mr. Turville managed DGHM's public real estate investments and created the DGHM REMS REIT product in 1997, serving as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed and ownership of shares of the Fund.

HOW TO BUY SHARES

You may purchase Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 527-9525. There are no sales charges in connection with purchasing Shares of the Fund. Financial Intermediaries who offer Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

SHARE CLASS ALTERNATIVES -- The Fund offers investors two different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

MINIMUM INVESTMENTS -- The minimum initial investment for Institutional Shares of the Fund is $50,000 and $2,500 for the Platform Shares. Subsequent investments must be in amounts of $5,000 or more for the Institutional Shares and in amounts of $100 or more for the Platform Shares. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

CUSTOMER IDENTIFICATION PROGRAM -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

PURCHASES BY MAIL -- For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

INVESTING BY WIRE -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

GENERAL -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

OTHER PURCHASE INFORMATION -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

HOW TO SELL SHARES

You may redeem your Shares of the Fund at any time and in any amount by contacting your Financial Intermediaries or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

REDEMPTION BY MAIL -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: REMS Real Estate Value-Opportunity Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

REDEMPTION BY TELEPHONE -- You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

REDEMPTION BY WIRE -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- DIVIDENDS FROM NET INVESTMENT INCOME, IF ANY, ARE DECLARED AND PAID QUARTERLY. THE FUND INTENDS TO DISTRIBUTE ANNUALLY ANY NET CAPITAL GAINS.

DIVIDENDS AND DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED IN ADDITIONAL SHARES OF THE FUND, UNLESS YOU ELECT TO HAVE THE DISTRIBUTIONS PAID TO YOU IN CASH. THERE ARE NO SALES CHARGES OR TRANSACTION FEES FOR REINVESTED DIVIDENDS AND ALL SHARES WILL BE PURCHASED AT NAV. SHAREHOLDERS WILL BE SUBJECT TO TAX ON ALL DIVIDENDS AND DISTRIBUTIONS WHETHER PAID TO THEM IN CASH OR REINVESTED IN SHARES. IF THE INVESTMENT IN SHARES IS MADE WITHIN AN IRA, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS MUST BE REINVESTED.

UNLESS YOU ARE INVESTING THROUGH A TAX DEFERRED RETIREMENT ACCOUNT, SUCH AS AN IRA, IT MAY NOT BE TO YOUR ADVANTAGE TO BUY SHARES OF THE FUND SHORTLY BEFORE THE NEXT DISTRIBUTION, BECAUSE DOING SO CAN COST YOU MONEY IN TAXES. THIS IS KNOWN AS "BUYING A DIVIDEND." TO AVOID BUYING A DIVIDEND, CHECK THE FUND'S DISTRIBUTION SCHEDULE BEFORE YOU INVEST.

Taxes -- IN GENERAL, FUND DISTRIBUTIONS ARE TAXABLE TO YOU AS EITHER ORDINARY INCOME OR CAPITAL GAINS. THIS IS TRUE WHETHER YOU REINVEST YOUR DISTRIBUTIONS IN ADDITIONAL SHARES OF THE FUND OR RECEIVE THEM IN CASH. ANY LONG-TERM CAPITAL GAINS THE FUND DISTRIBUTES ARE TAXABLE TO YOU AS LONG-TERM CAPITAL GAINS NO MATTER HOW LONG YOU HAVE OWNED YOUR SHARES. OTHER FUND DISTRIBUTIONS (INCLUDING DISTRIBUTIONS ATTRIBUTABLE TO SHORT-TERM CAPITAL GAINS OF THE

FUND) WILL GENERALLY BE TAXABLE TO YOU AS ORDINARY INCOME. DISTRIBUTIONS THAT ARE DESIGNATED AS "QUALIFIED DIVIDEND INCOME" WILL BE TAXABLE AT THE RATES APPLICABLE TO LONG-TERM CAPITAL GAINS. DISTRIBUTIONS ATTRIBUTABLE TO DIVIDENDS RECEIVED BY THE FUND FROM A REIT DO NOT QUALIFY FOR QUALIFIED DIVIDEND INCOME TREATMENT. ABSENT FUTURE LEGISLATION, THE MAXIMUM 15% RATE ON QUALIFIED DIVIDEND INCOME AND LONG-TERM CAPITAL GAINS WILL CEASE TO APPLY TO TAXABLE YEARS BEGINNING AFTER DECEMBER 31, 2010. EVERY JANUARY, YOU WILL RECEIVE A STATEMENT THAT SHOWS THE TAX STATUS OF DISTRIBUTIONS YOU RECEIVED FOR THE PREVIOUS YEAR.

DISTRIBUTIONS DECLARED IN DECEMBER BUT PAID IN JANUARY ARE TAXABLE AS IF THEY WERE PAID IN DECEMBER. FOLLOWING YEAR-END, A PORTION OF THE DIVIDENDS PAID BY REITs MAY BE RE-CHARACTERIZED FOR TAX PURPOSES AS CAPITAL GAINS AND/OR RETURN
OF CAPITAL. TO THE EXTENT THIS OCCURS, DISTRIBUTIONS PAID BY THE FUND DURING THE YEAR ALSO WILL BE RECLASSIFIED TO REFLECT THESE REIT RE-CHARACTERIZATIONS. IN ORDER TO APPROPRIATELY RE-CHARACTERIZE THE DISTRIBUTIONS PAID BY REITs AND REPORT ACCURATE TAX INFORMATION TO YOU, THE FUND MUST GATHER YEAR-END TAX INFORMATION ISSUED BY EACH REIT OWNED BY THE FUND DURING THE CALENDAR YEAR. THEREFORE, THE FUND WILL FILE A 30 DAY EXTENSION WITH THE INTERNAL REVENUE SERVICE THAT EXTENDS THE DEADLINE FOR THE FUND TO ISSUE FORM 1099-DIV TO SHAREHOLDERS.

WHEN YOU SELL SHARES OF THE FUND, YOU MAY HAVE A CAPITAL GAIN OR LOSS. FOR TAX PURPOSES, AN EXCHANGE OF YOUR SHARES OF THE FUND FOR SHARES OF A DIFFERENT FUND OF THE COMPANY IS THE SAME AS A SALE. THE INDIVIDUAL TAX RATE ON ANY GAIN FROM THE SALE OR EXCHANGE OF YOUR SHARES DEPENDS ON HOW LONG YOU HAVE HELD YOUR SHARES.

FUND DISTRIBUTIONS AND GAINS FROM THE SALE OR EXCHANGE OF YOUR SHARES WILL GENERALLY BE SUBJECT TO STATE AND LOCAL INCOME TAX. THE ONE MAJOR EXCEPTION TO THESE TAX PRINCIPLES IS THAT DISTRIBUTIONS ON, AND SALES EXCHANGES AND REDEMPTIONS OF, SHARES HELD IN AN IRA (OR OTHER TAX-DEFERRED RETIREMENT ACCOUNT) WILL NOT BE CURRENTLY TAXABLE. NON-U.S. INVESTORS MAY BE SUBJECT TO U.S. WITHHOLDING AND ESTATE TAX. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN THE FUND.

BY LAW, THE FUND MUST WITHHOLD 28% OF YOUR TAXABLE DISTRIBUTION AND PROCEEDS IF
YOU: (1) HAVE FAILED TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN);
(2) ARE SUBJECT TO BACKUP WITHHOLDING BY THE INTERNAL REVENUE SERVICE (THE "IRS"); (3) HAVE FAILED TO PROVIDE THE FUND WITH THE CERTIFICATIONS REQUIRED BY THE IRS TO DOCUMENT THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING; OR (4) HAVE FAILED TO CERTIFY THAT YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

Cost Basis Reporting -- AS OF JANUARY 1, 2012, FEDERAL LAW REQUIRES THAT MUTUAL FUND COMPANIES REPORT THEIR SHAREHOLDERS' COST BASIS, GAIN/LOSS, AND HOLDING PERIOD TO THE IRS ON THE FUND'S SHAREHOLDERS' CONSOLIDATED FORM 1099'S WHEN "COVERED" SECURITIES ARE SOLD. COVERED SECURITIES ARE ANY REGULATED INVESTMENT COMPANY AND/OR DIVIDEND REINVESTMENT PLAN SHARES ACQUIRED ON OR AFTER JANUARY 1, 2012. THE FUND HAS CHOSEN AVERAGE COST AS ITS STANDING (DEFAULT) TAX LOT IDENTIFICATION METHOD FOR ALL SHAREHOLDERS. A TAX LOT IDENTIFICATION METHOD IS THE WAY THE FUND WILL DETERMINE WHICH SPECIFIC SHARES ARE DEEMED TO BE SOLD WHEN THERE ARE MULTIPLE PURCHASES ON DIFFERENT DATES AT DIFFERING NET ASSET VALUES, AND THE ENTIRE POSITION ISNOT SOLD AT ONE TIME. THE FUND'S STANDING TAX LOT IDENTIFICATION METHOD IS THE METHOD COVERED SHARES WILL BE REPORTED ON YOUR CONSOLIDATED FORM 1099 IF YOU DO NOT SELECT A SPECIFIC TAX LOT IDENTIFICATION METHOD. YOU MAY CHOOSE A METHOD DIFFERENT THAN THE FUND'S STANDING METHOD AND WILL BE ABLE TO DO SO AT THE TIME OF YOUR PURCHASE OR UPON THE

SALE OF THE COVERED SHARES. PLEASE REFER TO THE APPROPRIATE INTERNAL REVENUE SERVICE REGULATIONS OR CONSULT YOUR TAX ADVISOR WITH REGARD TO YOUR PERSONAL CIRCUMSTANCES.

FOR THOSE SECURITIES DEFINED AS "COVERED" UNDER CURRENT IRS COST BASIS TAX REPORTING REGULATIONS, THE FUND IS RESPONSIBLE FOR MAINTAINING ACCURATE COST BASIS AND TAX LOT INFORMATION FOR TAX REPORTING PURPOSES. THE FUND IS NOT RESPONSIBLE FOR THE RELIABILITY OR ACCURACY OF THE INFORMATION FOR THOSE SECURITIES THAT ARE NOT "COVERED". THE FUND AND ITS SERVICE PROVIDERS DO NOT PROVIDE TAX ADVICE. YOU SHOULD CONSULT INDEPENDENT SOURCES, WHICH MAY INCLUDE A TAX PROFESSIONAL, WITH RESPECT TO ANY DECISIONS YOU MAY MAKE WITH RESPECT TO CHOOSING A TAX LOT IDENTIFICATION METHOD.

NET ASSET VALUE

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Institutional or Platform Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

IF THE FUND INVESTS IN CERTAIN SMALLER CAPITALIZATION COMPANIES THAT ARE, AMONG OTHER THINGS, THINLY TRADED, TRADED INFREQUENTLY, OR RELATIVELY ILLIQUID, THERE IS THE RISK THAT THE CURRENT MARKET PRICE FOR THE SECURITIES MAY NOT ACCURATELY REFLECT CURRENT MARKET VALUES. A SHAREHOLDER MAY SEEK TO ENGAGE IN SHORT-TERM TRADING TO TAKE ADVANTAGE OF THESE PRICING DIFFERENCES. TO THE EXTENT THAT THE FUND DOES NOT ACCURATELY VALUE SECURITIES, SHORT-TERM ARBITRAGE TRADERS MAY DILUTE THE NAV OF THE FUND, WHICH NEGATIVELY IMPACTS LONG-TERM SHAREHOLDERS. ALTHOUGH THE FUND HAS ADOPTED FAIR VALUATION POLICIES AND PROCEDURES INTENDED TO REDUCE THE FUND'S EXPOSURE TO PRICE ARBITRAGE AND OTHER POTENTIAL PRICING INEFFICIENCIES, UNDER SUCH CIRCUMSTANCES THERE IS POTENTIAL FOR SHORT-TERM ARBITRAGE TRADES TO DILUTE THE VALUE OF FUND SHARES.

BECAUSE OF THE POTENTIAL HARM TO THE FUND AND ITS LONG-TERM SHAREHOLDERS, THE BOARD HAS APPROVED POLICIES AND PROCEDURES THAT ARE INTENDED TO DISCOURAGE AND PREVENT EXCESSIVE TRADING AND MARKET TIMING ABUSES THROUGH THE USE OF VARIOUS SURVEILLANCE TECHNIQUES. UNDER THESE POLICIES AND PROCEDURES, SHAREHOLDERS MAY NOT ENGAGE IN MORE THAN FOUR "ROUND-TRIPS" (A PURCHASE AND SALE OR AN EXCHANGE IN AND THEN OUT OF THE FUND) WITHIN A ROLLING TWELVE MONTH PERIOD. SHAREHOLDERS EXCEEDING FOUR ROUND-TRIPS WILL BE INVESTIGATED BY THE FUND AND POSSIBLY RESTRICTED FROM MAKING ADDITIONAL INVESTMENTS IN THE FUND. THE INTENT OF THE POLICIES AND PROCEDURES IS NOT TO INHIBIT LEGITIMATE STRATEGIES, SUCH AS ASSET ALLOCATION, DOLLAR COST AVERAGING, OR SIMILAR ACTIVITIES THAT MAY NONETHELESS RESULT IN FREQUENT TRADING OF FUND SHARES. THE FUND RESERVES THE RIGHT TO REJECT ANY EXCHANGE OR PURCHASE OF FUND SHARES WITH OR WITHOUT PRIOR NOTICE TO THE ACCOUNT HOLDER. IN CASES WHERE SURVEILLANCE OF A PARTICULAR ACCOUNT ESTABLISHES WHAT THE FUND IDENTIFIES AS MARKET TIMING, THE FUND WILL SEEK TO BLOCK FUTURE PURCHASES AND EXCHANGES OF FUND SHARES BY THAT ACCOUNT. WHERE SURVEILLANCE OF A PARTICULAR ACCOUNT INDICATES ACTIVITY THAT THE FUND BELIEVES COULD BE EITHER ABUSIVE OR FOR LEGITIMATE PURPOSES, THE FUND MAY PERMIT THE ACCOUNT HOLDER TO JUSTIFY THE ACTIVITY. THE POLICIES AND PROCEDURES WILL BE APPLIED UNIFORMLY TO ALL SHAREHOLDERS AND THE FUND WILL NOT ACCOMMODATE MARKET TIMERS.

THE POLICIES APPLY TO ANY ACCOUNT, WHETHER AN INDIVIDUAL ACCOUNT OR ACCOUNTS WITH FINANCIAL INTERMEDIARIES SUCH AS INVESTMENT ADVISERS, BROKER DEALERS OR RETIREMENT PLAN ADMINISTRATORS, COMMONLY CALLED OMNIBUS ACCOUNTS, WHERE THE INTERMEDIARY HOLDS FUND SHARES FOR A NUMBER OF ITS CUSTOMERS IN ONE ACCOUNT. OMNIBUS ACCOUNT ARRANGEMENTS PERMIT MULTIPLE INVESTORS TO AGGREGATE THEIR RESPECTIVE SHARE OWNERSHIP POSITIONS AND PURCHASE, REDEEM AND EXCHANGE FUND SHARES WITHOUT THE IDENTITY OF THE PARTICULAR SHAREHOLDER(S) BEING KNOWN TO THE FUND. ACCORDINGLY, THE ABILITY OF THE FUND TO MONITOR AND DETECT FREQUENT SHARE TRADING ACTIVITY THROUGH OMNIBUS ACCOUNTS IS VERY LIMITED AND THERE IS NO GUARANTEE THAT THE FUND WILL BE ABLE TO IDENTIFY SHAREHOLDERS WHO MAY BE ENGAGING IN FREQUENT TRADING ACTIVITY THROUGH OMNIBUS ACCOUNTS OR TO CURTAIL SUCH TRADING.

THE FUND'S POLICIES PROVIDE FOR ONGOING ASSESSMENT OF THE EFFECTIVENESS OF CURRENT POLICIES AND SURVEILLANCE TOOLS, AND THE FUND'S BOARD RESERVES THE RIGHT TO MODIFY THESE OR ADOPT ADDITIONAL POLICIES AND RESTRICTIONS IN THE FUTURE. SHAREHOLDERS SHOULD BE AWARE, HOWEVER, THAT ANY SURVEILLANCE TECHNIQUES CURRENTLY EMPLOYED BY THE FUND OR OTHER TECHNIQUES THAT MAY BE ADOPTED IN THE FUTURE, MAY NOT BE EFFECTIVE, PARTICULARLY WHERE THE TRADING TAKES PLACE THROUGH CERTAIN TYPES OF OMNIBUS ACCOUNTS. AS NOTED ABOVE, IF THE FUND IS UNABLE TO DETECT AND DETER TRADING ABUSES, THE FUND'S PERFORMANCE, AND ITS LONG TERM SHAREHOLDERS, MAY BE HARMED. IN ADDITION, SHAREHOLDERS MAY BE HARMED BY THE EXTRA COSTS AND PORTFOLIO MANAGEMENT INEFFICIENCIES THAT RESULT FROM FREQUENT TRADING OF FUND SHARES, EVEN WHEN THE TRADING IS NOT FOR ABUSIVE PURPOSES.

GENERAL INFORMATION

SIGNATURE GUARANTEES -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

PROPER FORM -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

SMALL ACCOUNTS -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

AUTOMATIC INVESTMENT PLAN -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

EXCHANGE PRIVILEGE -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

HOW TO TRANSFER SHARES -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s);
(iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

SHAREHOLDER COMMUNICATIONS -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

GENERAL -- The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Distribution Arrangements - THE FUND IS OFFERED THROUGH FINANCIAL SUPERMARKETS, INVESTMENT ADVISERS AND CONSULTANTS, FINANCIAL PLANNERS, BROKERS, DEALERS AND OTHER INVESTMENT PROFESSIONALS, AND DIRECTLY THROUGH THE FUND'S DISTRIBUTOR. INVESTMENT PROFESSIONALS WHO OFFER INSTITUTIONAL SHARES MAY REQUEST FEES FROM THEIR INDIVIDUAL CLIENTS. IF YOU INVEST THROUGH A FINANCIAL INTERMEDIARY, THE POLICIES AND FEES MAY BE DIFFERENT THAN THOSE DESCRIBED IN THIS PROSPECTUS. FOR EXAMPLE, THIRD PARTIES MAY CHARGE TRANSACTION FEES OR SET DIFFERENT MINIMUM INVESTMENT AMOUNTS.

Rule 12b-1 Fees-- THE BOARD HAS ADOPTED A DISTRIBUTION PLAN FOR THE FUND'S PLATFORM SHARES (THE "12b-1 PLAN"). PURSUANT TO THE 12b-1 PLAN, THE FUND MAY FINANCE FROM THE ASSETS OF THE PLATFORM SHARES CERTAIN ACTIVITIES OR EXPENSES THAT ARE INTENDED PRIMARILY TO RESULT IN THE SALE OF SHARES OF SUCH CLASS. THE FUND FINANCES THESE DISTRIBUTION AND SERVICE ACTIVITIES THROUGH PAYMENTS MADE TO THE DISTRIBUTOR. THE FEE PAID TO THE DISTRIBUTOR IS COMPUTED ON AN ANNUALIZED BASIS REFLECTING THE AVERAGE DAILY NET ASSETS OF THE CLASS, UP TO A MAXIMUM OF 0.25% FOR EXPENSES OF THE PLATFORM SHARES. WITH RESPECT TO PLATFORM SHARES, 0.25% REPRESENTS 12b-1 DISTRIBUTION FEES PAID TO INSTITUTIONS THAT HAVE AGREEMENTS WITH THE DISTRIBUTOR TO PROVIDE SUCH SERVICES. BECAUSE THESE FEES ARE PAID OUT OF THE PLATFORM SHARES' ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

PAYMENTS TO FINANCIAL INTERMEDIARIES -- Certain financial intermediaries that maintain "street name" or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. For more information, please refer to the SAI.

FINANCIAL HIGHLIGHTS

THE TABLES THAT FOLLOWS PRESENT PERFORMANCE INFORMATION ABOUT INSTITUTIONAL SHARES AND PLATFORM SHARES OF THE FUND. THE INFORMATION IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. SOME OF THIS INFORMATION REFLECTS FINANCIAL INFORMATION FOR A SINGLE FUND SHARE. THE TOTAL RETURN IN THE TABLE REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED [OR LOST] ON AN INVESTMENT IN SHARES OF THE FUND, ASSUMING YOU REINVESTED ALL OF YOUR DIVIDENDS AND DISTRIBUTIONS.

THE INFORMATION PROVIDED BELOW HAS BEEN AUDITED BY TAIT, WELLER & BAKER LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, WHOSE UNQUALIFIED REPORT THEREON, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT TO SHAREHOLDERS (THE "ANNUAL REPORT") AND ARE INCORPORATED BY REFERENCE INTO THE SAI. ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND IS INCLUDED IN
THE ANNUAL REPORT. THE

ANNUAL REPORT AND THE SAI ARE AVAILABLE AT NO COST FROM THE FUND AT THE ADDRESS AND TELEPHONE NUMBER NOTED ON THE BACK PAGE OF THIS PROSPECTUS. THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                               CLASS I SHARES(1)
                                                    ------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2012            2011          2010            2009           2008
                                                    ----------     ----------     ----------     -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.38     $    12.00     $     9.30     $      7.00     $    10.96
Investment activities

  Net investment income                                   0.09           0.17           0.19            0.31           0.29

  Net realized and unrealized gain on investments         3.21          (0.47)          2.83            2.45          (3.70)
                                                    ----------     ----------     ----------     -----------     ----------

TOTAL FROM INVESTMENT ACTIVITIES                          3.30          (0.30)          3.02            2.76          (3.41)
                                                    ----------     ----------     ----------     -----------     ----------
DISTRIBUTIONS

  Net investment income                                  (0.09)         (0.16)         (0.19)          (0.29)         (0.26)

  Return of capital                                      (0.35)         (0.16)         (0.13)          (0.17)         (0.29)
                                                    ----------     ----------     ----------     -----------     ----------

Total distributions                                      (0.44)         (0.32)         (0.32)          (0.46)         (0.55)
                                                    ----------     ----------     ----------     -----------     ----------

NET ASSET VALUE, END OF PERIOD                      $    14.24     $    11.38     $    12.00     $      9.30     $     7.00
                                                    ==========     ==========     ==========     ===========     ==========

TOTAL RETURN                                            29.29%         (2.38%)        32.98%          42.66%        (32.22%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
Expenses, gross (A)                                      1.74%          1.50%          1.72%           1.96%          1.80%
Expenses, net of fees paid indirectly/
  before waiver or recovery                              1.70%          1.39%          1.66%           1.86%          1.70%
Expenses, net of fees paid indirectly
  and waiver or recovery                                 1.70%          1.52%(C)       1.53%(B)        1.59%(B)       1.60%(B)
Net investment income                                    0.69%          1.41%          1.86%           4.37%          2.86%
Portfolio turnover rate                                 43.19%        107.47%         99.36%         139.01%        145.98%
Net assets, end of period (000's)                   $  153,557     $  151,747     $   93,200     $    45,194     $   44,845

(1) Per share amounts calculated using the average share method.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund's expense limitation agreement.

(B) Expense ratio reflects the effect of fee waivers and reimbursements. Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010, 0.27% for the year ended December 31, 2009 and 0.10 for the year ended December 31, 2008.

(C) Expense ratio reflects the effect of recovery of previously waived fees and reimbursements made in previous periods. Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                               CLASS P SHARES(1)
                                                    -----------------------------------------------------------------
                                                                                                 PERIOD DECEMBER 23,
                                                             YEAR ENDED DECEMBER 31,                   2009 TO
                                                    ----------------------------------------     --------------------
                                                       2012            2011          2010        DECEMBER 31, 2009(2)
                                                    ----------     ----------     ----------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.29     $    11.91     $     9.22     $               9.34
Investment activities

  Net investment income                                   0.06           0.14           0.21                     0.04

  Net realized and unrealized gain on investments         3.18          (0.47)          2.77                    (0.08)
                                                    ----------     ----------     ----------     --------------------
TOTAL FROM INVESTMENT ACTIVITIES                          3.24          (0.33)          2.98                    (0.04)
                                                    ----------     ----------     ----------     --------------------
DISTRIBUTIONS

 Net investment income                                   (0.05)         (0.15)         (0.16)                   (0.04)

  Return of capital                                      (0.35)         (0.14)         (0.13)                   (0.04)
                                                    ----------     ----------     ----------     --------------------
Total distributions                                      (0.40)         (0.29)         (0.29)                   (0.08)
                                                    ----------     ----------     ----------     --------------------
NET ASSET VALUE, END OF PERIOD                      $    14.13     $    11.29     $    11.91     $               9.22
                                                    ==========     ==========     ==========     ====================

TOTAL RETURN                                            28.98%         (2.68%)        32.87%                    (0.39%)***
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
Expenses, gross (A)                                      1.99%          1.75%          1.97%                     2.15%**
Expenses, net of fees paid indirectly/
  before waiver or recovery                              1.95%          1.64%          1.91%                     2.05%**
Expenses, net of fees paid indirectly
  and waiver or recovery                                 1.95%          1.77%(C)       1.78%(B)                  1.84%(B)
                                                         0.44%          1.16%          2.00%                     4.12%**
Portfolio turnover rate                                 43.19%        107.47%         99.36%                   139.01%
Net assets, end of period (000's)                   $    4,163     $    3,465     $    3,825     $                   2

**  Annualized

*** Not annualized

(1) Per share amounts calculated using the average share method.

(2) Commencement of operations for Class P shares was December 23, 2009.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund's expense limitation agreement.

(B) Expense ratio reflects the effect of fee waivers and reimbursements. Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010 and 0.27% for the period ended December 31, 2009.

(C) Expense ratio reflects the effect of recovery of previously waived fees ansd reimbursements made in previous periods. Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.

FOR MORE INFORMATION ABOUT THE FUND -

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into (made legally a part of) this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

To request free copies of the Fund's current SAI, dated May 1, 2013, the Fund's audited annual report, dated December 31, 2012, and semi-annual report, dated June 30, 2012, or to request other information about the Fund and to make shareholder inquiries, call the Fund at 800-527-9525, email the Fund at mail@ccofva.com, or go to the Fund's web site: www.theworldfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT #811-08255

                              THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                       REMS Real Estate Income 50/50 Fund
                              Institutional Shares
                                 Class A Shares

                                   May 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses for the REMS Real Estate 50/50 Income Fund (the "Fund"), as listed below, as they may be supplemented or revised from time to time. You may obtain a prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal year ended December 31, 2012 and the unqualified report of Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain an additional copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.

Current prospectuses:

       Institutional Shares (RREIX); and
       Class A Shares (RREFX)

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                           TABLE OF CONTENTS
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
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                                                            PAGE
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
General Information                                         1
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Additional Information About the Fund's Investments         1
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Investment Programs                                         1
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Investment Restrictions                                     4
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Disclosure of Portfolio Holdings Securities                 6
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Management of the Company                                   8
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Principal Securities Holders                                14
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Investment Adviser and Advisory Agreements                  15
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Management-Related Services                                 18
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Portfolio Transactions                                      20
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Capital Stock and Dividends                                 22
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Distribution                                                23
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Plan of Distribution                                        23
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Additional Information About Purchases and Sales            24
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Special Shareholder Services                                27
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Tax Status                                                  28
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Financial Information                                       35
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Proxy and Corporate Action Voting Policies and Procedures   Appendix A
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

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Institutional Shares and Class A Shares of the REMS Real Estate 50/50 Income Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company.

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the "Predecessor Fund"). On April 4, 2011, the shareholders of the Fund approved a new investment advisory agreement between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the "Adviser") and the Fund's investment objective and policies were changed. Certain of the financial information contained in this SAI is that of the Predecessor Fund. The Board of Directors of the Company (the "Board") has adopted a change in the Fund's fiscal year end date to December 31st. This change was effective beginning with the fiscal period September 1, 2010 to December 31, 2010.

The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

As of the date of this SAI, the Fund is authorized to issue two classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; and Institutional Shares imposing no front-end sales charge and charging a two percent (2.00%) redemption fee if shares are redeemed within ninety (90) days of purchase and not charging any 12b-1 fees. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Board") without shareholder approval; except that the Fund will give shareholders at least sixty
(60) days' prior notice of any change with respect to the Fund's policy of investing, under normal market conditions, at least 80% of the Fund's net assets in REITs, REIT preferred stocks, and other real estate related securities.

INVESTMENT PROGRAMS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

Common Stock - Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock - Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Convertible Securities - The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and therefore may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund has to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Illiquid Securities - The Fund may hold up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

U.S. Government Securities - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage

Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer
Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. No assurance can be given that the U.S. Treasury initiatives will be successful.

U.S. government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities - The Fund may invest in corporate debt securities. The Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S&P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody's are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Borrowing - As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

The Fund may only borrow money subject to the requirements of the 1940 Act and then only in an amount up to 30% of the value of its total assets, provided that the Fund maintains asset coverage of 300% in connection with all borrowings. In addition, the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

Temporary Defensive Position -The Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements when assuming a temporary defensive position. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

Miscellaneous - The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - In addition to its investment objective, the Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, other than investing under normal conditions at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in REITs, REIT preferred stocks and companies principally engaged in the real estate industry, the Fund may not:

(1) Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3) Purchase or sell commodities or commodity contracts;

(4) Invest in interests in oil, gas, or other mineral exploration or development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9) Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11 Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(12) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(13) Make loans; and

In applying the fundamental and policy concerning concentration:

(1) Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

   (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

   (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

   (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Hold more than 15% of its net assets in illiquid securities;

(2) Engage in arbitrage transactions; or

(3) Purchase or sell options.

In addition, the Fund shall:

(1) under normal circumstances, invest at least 80% of its net assets in companies principally engaged in the real estate industry. Prior to any change in this investment policy, the Fund will provide shareholders with 60 days' written notice.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board reviews these policies and procedures on an annual basis.

Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. There may be instances where the interests of the Fund's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company, the Fund, the Adviser nor any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

BOARD RESPONSIBILITIES. The management and affairs of the Company and its series, including the Fund described in this SAI, are overseen by the Directors. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Company.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Directors are responsible for overseeing the Company's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company's business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Directors' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser and Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Company's Chief Compliance Officer, as well as personnel of the Adviser, Sub-Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.

The Company's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Company's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company's policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Company's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

DIRECTORS AND OFFICERS. There are four members of the Board of Directors, three of whom are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). John Pasco, III, an interested person of the Company, serves as Chairman of the Board. The Company does not have a lead Independent Director. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Board made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Director, the amount of assets under management in the Company, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from fund management.

The Board of Directors has three standing committees: the Audit Committee, Governance and Nominating Committee, and Pricing and Brokerage Committee. Each Committee is chaired by an Independent Director and composed of all of the Independent Directors.

Set forth below are the names, year of birth, position with the Company, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Director or Officer of the Company.

----------------------------------------------------------------------------------------------------------------------
                                                                                                    OTHER
                                                                                                 DIRECTORSHIPS
                                              NUMBER                                             BY DIRECTORS
                            POSITION(S)      OF FUNDS                                             AND NUMBER
                            HELD WITH           IN             PRINCIPAL OCCUPATION(S)           OF FUNDS IN
 NAME, ADDRESS AND           COMPANY         COMPANY           DURING THE PAST FIVE (5)          THE COMPLEX
     YEAR BORN              AND TENURE       OVERSEEN                   YEARS                      OVERSEEN
----------------------------------------------------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------------------------------------------------
* John Pasco, III (1)      Chairman,         4             President, Treasurer and Director      World Funds
8730 Stony Point           Director and                    of Commonwealth Shareholder            Trust - 2
Parkway                    President                       Services, Inc. ("CSS"), the            Funds; and
Suite 205                  since May,                      Company's Administrator, since         American
Richmond, VA 23235         1997                            1985; President and Director of        Growth Fund
(1945)                                                     First Dominion Capital Corp.           - 2 Funds
                                                           ("FDCC"), the Company's
                                                           underwriter; President and
                                                           Director of Commonwealth Fund
                                                           Services, Inc., the Company's
                                                           Transfer and Disbursing Agent
                                                           since 1987; President and
                                                           Treasurer of Commonwealth
                                                           Capital Management, Inc. since
                                                           1983; President and Director of
                                                           Commonwealth Fund Accounting,
                                                           Inc., which provides bookkeeping
                                                           services to the Company; and
                                                           Chairman, President and Trustee of
                                                           World Funds Trust, a registered
                                                           investment company, since
                                                           __________. Mr. Pasco is a
                                                           certified public accountant.
----------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.           Director          4             Retired. Manager of the Customer       Satuit Capital
8730 Stony Point           since May,                      Services Operations and                Management
Parkway                    1997                            Accounting Division of the Potomac     Trust 1 Fund;
Suite 205                                                  Electric Power Company from
Richmond, VA 23235                                         August, 1978 until April, 2005; a
(1940)                                                     Trustee of Satuit Capital
                                                           Management Trust, a registered
                                                           investment company, since
                                                           October, 2002
----------------------------------------------------------------------------------------------------------------------
William E. Poist           Director          4             Financial and Tax Consultant           Satuit Capital
8730 Stony Point           since May,                      through his firm Management            Management
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Parkway                    1997                            Funds Consulting for Professionals     Trust 1 Fund;
Suite 205                                                  since 1974; and a Trustee of Satuit
Richmond, VA 23235                                         Capital Management Trust, a
(1939)                                                     registered investment company,
                                                           since November, 2003. Mr. Poist
                                                           is a certified public accountant.
----------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson          Director          4             President of Alfred J. Dickinson,      Satuit Capital
8730 Stony Point           since May,                      Inc. Realtors since April, 1971; a     Management
Parkway                    1997                            Trustee of Satuit Capital              Trust 1 Fund;
Suite 205                                                  Management Trust, a registered
Richmond, VA 23235                                         investment company, since
(1947)                                                     November, 2003 .
Officers:
----------------------------------------------------------------------------------------------------------------------
Karen M. Shupe             Secretary         N/A           Executive Vice President,              N/A
8730 Stony Point           since 2005                      Commonwealth Shareholder
Parkway                    and                             Services, since 2003. Financial
Suite 205                  Treasurer                       Reporting Manager,
Richmond, VA 23235         since June,                     Commonwealth Shareholder
(1964)                     2006                            Services, Inc. from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------------
Lauren Jones               Assistant         N/A           Relationship Manager,                  N/A
8730 Stony Point           Secretary                       Commonwealth Shareholder
Parkway                    since                           Services, since 2006. Account
Suite 205                  February,                       Manager, Insider NYC Event
Richmond, VA 23235         2010                            Planning from 2004-2005.
(1982)
----------------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.       Chief             N/A           Managing Member, Drake                 N/A
395 Sawdust Road,          Compliance                      Compliance, LLC, a regulatory
Suite 2137                 Officer since                   consulting firm, since 2004.
The Woodlands, TX          June, 2008                      Principal Attorney, David Jones &
77380                                                      Assoc., P.C., a law firm, since 1998.
(1957)
----------------------------------------------------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

Individual Director Qualifications

The Board has concluded that each of the Directors should serve on the Board because of his ability to review and understand information about the Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Directors should serve as a Director based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Pasco should serve as Director because of the experience he has gained in his various roles with the Company's administrator, principal underwriter, transfer agent, and accounting services agent, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Boyd should serve as Director because of his background in accounting, the experience he gained serving as the Manager of the Customer Services Operations and Accounting Division of a large power company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Poist should serve as Director because of the experience he gained as a certified public accountant and as the President of a financial and tax consulting business, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Dickinson should serve as Director because of the business experience he gained as the President of a real estate company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of individual Directors are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Each Director serves for an indefinite term and until the earlier of the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended December 31, 2012, the Audit Committee met four times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended December 31, 2012, the Governance and Nominating Committee met four times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, reviews the application of the Company's valuation procedures and brokerage policies and procedures and makes certain determinations in accordance with the procedures. During its most recent fiscal year ended December 31, 2012, the Pricing and Brokerage Committee met four times.

As of December 31, 2012, the directors beneficially owned the following dollar range of equity securities in the Fund:

------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR          DOLLAR RANGE OF EQUITY SECURITIES         AGGREGATE DOLLAR RANGE OF EQUITY
                          IN THE FUND                               SECURITIES IN ALL FUNDS OF THE
                                                                    COMPANY OVERSEEN BY THE
                                                                    DIRECTORS
------------------------------------------------------------------------------------------------------
John Pasco, III           None                                      Over $100,000
------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.          $0-$10,000                                $1-$50,000
------------------------------------------------------------------------------------------------------
Paul M Dickinson          $0-$50,000                                $1-$50,000
------------------------------------------------------------------------------------------------------
William E. Poist          $0-$10,000                                $1-$50,000
------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2012, the directors received the following compensation from the Company:

-------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR AND       AGGREGATE COMPENSATION        PENSION OR              TOTAL COMPENSATION
POSITION HELD              FROM THE FUND FOR FISCAL      RETIREMENT BENEFITS     FROM THE COMPANY
                           YEAR ENDED DECEMBER 31,       ACCRUED AS PART OF
                           2012 (1)                      FUND EXPENSES
-------------------------------------------------------------------------------------------------------
John Pasco, III,           $-0-                          N/A                     $-0-
Chairman
-------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.,          $1,000                        N/A                     $11,150
Director
-------------------------------------------------------------------------------------------------------
Paul M Dickinson,          $1,000                        N/A                     $11,150
Director
-------------------------------------------------------------------------------------------------------
William E. Poist,          $1,000                        N/A                     $11,150
Director
-------------------------------------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board for the Fund's fiscal year ended December 31, 2012.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended December 31, 2012. The Company consisted of a total of four funds as of December 31, 2012.

Sales Loads - No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Code of Ethics - The Fund, the Adviser and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of April 30, 2013, the following persons were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.

-------------------------------------------------------------------------------------------
NAMES AND ADDRESSES           NUMBER OF        SHARE CLASS              PERCENT OF CLASS
                              SHARES
-------------------------------------------------------------------------------------------
RBC Capital Markets
510 Marquette Ave S.
Minneapolis, MN 55402         470,075.253      Institutional            5.02%
-------------------------------------------------------------------------------------------

Charles Schwab
101 Montgomery Street
San Francisco, CA 94104       493,647.957      Institutional            5.27%
-------------------------------------------------------------------------------------------

NFS
312 Oyster Reef Ct.
Oak Hill, FL 32759            2,622,756.011    Institutional            27.99%
-------------------------------------------------------------------------------------------

Saxon
8800 Tinicum Blvd.
Philadelphia, PA 19153        580,156.796      Institutional            6.19%
-------------------------------------------------------------------------------------------

Independence Trust Co.
P. O. Box 682188
Franklin, TN 37068            2,001,527.389    Institutional            21.36%
-------------------------------------------------------------------------------------------

Mac & Co.
P. O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230          696,094.570      Institutional            7.43%
-------------------------------------------------------------------------------------------

Maril & Co.
11270 W Park Place,
Suite 400
Milwaukee, WI 53224-3638      759,163.320      Institutional            8.10%
-------------------------------------------------------------------------------------------

Stratevest Co.
P. O. Box 2499
Brattleboro, VT 05303-2499    843,503.352      Institutional            9.00%
-------------------------------------------------------------------------------------------

As of April 30, 2013, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding Class A Shares and Institutional Shares.

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the

Investment Advisers Act of 1940, as amended. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, Managing Director of the Adviser, and Beach Investment Management, LLC, a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of the Adviser.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board or by a majority vote of the outstanding voting securities of the Fund and
(2) by a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of average daily net assets. The Adviser received the following fees for investment advisory services to the Fund for each of the years set forth below ending on December 31.

-------------------------------------------------------------------------
                                                               2012
-------------------------------------------------------------------------
Gross Advisory Fees                                         $426,629
-------------------------------------------------------------------------
Waivers and reimbursements                                  $125,936
-------------------------------------------------------------------------
Net Advisory fees                                           $300,693
-------------------------------------------------------------------------

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses so that net expenses are limited to 0.80% and 1.15%, respectively, of the Fund's Institutional Shares' and Class A Shares' average daily net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

PORTFOLIO MANAGER. Mr. Edward W. Turville, CFA. has been Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed up to $600 million in real estate and REIT investments over the past 13 years and conducted research related to publicly traded real estate securities since 1970. As a partner at Dalton, Greiner, Hartman, Maher & Company
(DGHM), Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as Beach Investment Counsel, Inc.'s (BIC) Managing Director and Senior Portfolio Manager of the REMS REIT product.

OTHER FUNDS AND ACCOUNTS MANAGED.

The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager who is primarily responsible for the day-to-day management of the Fund as of December 31, 2012.

--------------------------------------------------------------------------------------------------------
                          REGISTERED INVESTMENT            OTHER POOLED
                                COMPANIES              INVESTMENT VEHICLES          OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------
                           NUMBER         TOTAL        NUMBER        TOTAL         NUMBER     TOTAL
                             OF          ASSETS          OF          ASSETS          OF       ASSETS
                          ACCOUNTS     (MILLIONS)     ACCOUNTS     (MILLIONS)     ACCOUNTS  (MILLIONS)
--------------------------------------------------------------------------------------------------------
Edward W. Turville           2            $206           0            $-0-           42        $600
--------------------------------------------------------------------------------------------------------

As of December 31, 2010, Mr. Turville served as the manager of forty-four (44) other private accounts with total assets under management of approximately $600 million. The fees received for managing these other accounts are not based upon the performance of the account. Mr. Turville does not currently serve as the Portfolio Manager for any other pooled investment vehicles.

The Adviser does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Fund and his management responsibilities with the other series of the Company. Each of these entities do not charge a performance based fee so there is no incentive to favor one entity over the other.

The Adviser does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Fund and his management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the private accounts invest all, or a substantial portion of their assets in REIT preferred securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to REIT preferred securities and the remainder to REIT common equity securities.

The Adviser does have some private accounts managed by Mr. Turville that have investment portfolios substantially similar to the Fund. The Adviser believes that the allocation of investment opportunities is not an issue between these entities. The allocation procedures in place are designed to promote fairness among the client accounts managed by Real Estate Management Services Group, LLC and to conform to applicable regulatory principles. The investment advisory fee for the Fund and for the private accounts does not contain any performance based fee, so there is no incentive to favor one entity over the other.

Mr. Turville is the majority owner of the Adviser. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as the majority owner of the Adviser, Mr. Turville is entitled to receive distributions from the Adviser's net profits. Mr. Turville does not receive compensation that is based upon the Fund's or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of December 31, 2012, Mr. Turville did not beneficially owned equity securities in the Fund.

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to the administrative services agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS" or the "Administrator"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of 0.10% on the first $75 million of average daily net assets and 0.07% on average daily net assets above $75 million, subject to a minimum amount of $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the fiscal year ended August 31, 2010, CSS earned $55,920 in administrative fees. For the period September 1, 2010 through December 31, 2010, CSS earned $15,723 in administrative fees. For the fiscal year ended December 31, 2011, CSS earned $33,942 in administrative fees. For the fiscal year ended December 11, 2012, CSS earned $77,728 in administrative fees.

Prior to November 19, 2009, CSS had contractually agreed to waive or limit its fees and to assume other expenses of the Fund so that the ratio of net expenses did not exceed 1.34% and 0.99% for the Fund's Class A Shares and Investor Shares, respectively. CSS will be entitled to reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by CSS is the sum of all fees previously waived or expenses reimbursed by CSS to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to CSS with respect to any waivers, reductions and payments made with respect to the Fund. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement amount. Such reimbursement must be authorized by the Board. The total amount of recoverable reimbursements as of December 31,2012 was $228,217 of which $102,281 will expire December 31, 2014 and $125,936 will expire December 31, 2015.

Custodian - Pursuant to a Custodian Agreement with the Company, UMB Bank ("UMB"), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund's securities and cash. With the consent of the Company, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board, is the sole owner of CFA. Therefore, CFA may be deemed to be an affiliate of the Company and CSS. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees of $16,758 for the fiscal year ended August 31, 2010. For the period September 1, 2010 through December 31, 2010, CFA received fees of $5,862. CFA received fees of $18,329 and 59,729 for the fiscal years ended December 31, 2011 and 2012, respectively.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Commonwealth Fund Services, Inc. ("CFSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. CFSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board, is the sole owner of CFSI. Therefore, CFSI may be deemed to be an affiliate of the Company and CSS.

CFSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. CFSI is responsible for processing orders and payments for share purchases. CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, CFSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board, owns 100% of FDCC, and is its President, Treasurer and a director. Therefore, FDCC may be deemed to be an affiliate of the Company and CSS. FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. The Distributor is entitled to the payment of deferred sales charges upon the redemption of certain Fund shares as described in the prospectuses and this SAI. FDCC is entitled to receive the front-end sales charge on the sale of Class A Shares of the Fund. In addition, FDCC is entitled to the deferred sales charge imposed on the redemption of Class A Shares held for less than 360 days and for which no sales charge was paid at the time of purchase. FDCC is also entitled to the payment of a deferred sales charge of 2.00% for Institutional Shares redeemed within ninety (90) days of purchase. The charge is a percentage of the net asset value at the time of purchase and is meant to prevent short-term trading in the Fund.

Prior to June 13, 2008, the Distributor was entitled to the payment of deferred sales charges upon the redemption of certain Investor Shares. FDCC received deferred sales charges of $-0- for fiscal year ended August 31, 2010. For the fiscal year ended August 31, 2010, FDCC received $898 in fees and commissions from the sale of Fund shares. For the period September 1, 2010 through December 31,2010, FDCC did not receive fees and commissions from the sale of Fund shares. For the fiscal years ended December 31, 2011 and 2012, FDCC received no fees or commissions from the sale of Fund shares. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from Class A Shares of the Fund, as described in the prospectus and this SAI. For the fiscal year ended December 31, 2012, there were $7,630 in Class A 12b-1 expenses incurred.

Independent Registered Public Accounting Firm - The Company's independent registered public accounting firm, Tait, Weller & Baker LLP audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

For the fiscal year ended December 31, 2012, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

The Board has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless such transactions are performed in accordance with the Fund's policies and procedures and the 1940 Act. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

For the fiscal year ended August 31, 2010, the fiscal period ended December 31, 2010, and the fiscal years ended December 31, 2011 and 2012, the Fund paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Most of the Fund's brokerage transactions are carried out through a single broker, designated as the Fund's "prime broker." The Fund may place its trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Fund's trades are processed. When the Fund sells a security short, the prime broker borrows the security on the Fund's behalf, and the Fund posts collateral for the benefit of the prime broker.

Aggregate brokerage commissions on portfolio transactions for the last three fiscal years is listed below:

  2012                 2011                 2010
  ----                 ----                 ----
$131,994             $130,082              $3,860

The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons", have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of December 31, 2012, the Fund did not hold any securities of "regular broker-dealers."

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The

Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund. The Company has further reclassified those shares as follows: 15,000,000 shares for Class A Shares; 10,000,000 shares for Institutional Shares; 10,000,000 shares for Class C Shares; and 15,000,000 shares for Investor Shares. Currently, only Investor Shares are being offered.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund. At present, the Fund offers Class A Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) and service fee and Institutional Shares charging no front-end sales charge, charging a deferred sales charge of 2.00% to shareholders who sell their shares within ninety (90) days of their purchase and charging no distribution (i.e., 12b-1) fees.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

Dealer Reallowances - Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. The following table shows the amount of the front-end sales charge that is re-allowed to dealers as a percentage of the offering price of Class A Shares.

--------------------------------------------------------------------------------------------------
                      DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------------------------
                        $50,000      $100,000    $250,000      $500,000
                        but less     but less    but less      but less
       Less than          than         than        than          than
        $50,000         $100,000     $250,000    $500,000     $1,000,000    $1,000,000 and over
--------------------------------------------------------------------------------------------------
         5.00%            3.75%        2.75%       2.00%         1.75%             1.00%
--------------------------------------------------------------------------------------------------

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to any applicable sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for Class A Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.35% of average daily net assets attributable to its Class A Shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A Shares. As of August 31, 2010, there were $8,286 in Class A 12b-1 expenses incurred. For the period September 1, 2010 to December 31, 2010, there were $2,824 in Class A 12b-1 expenses incurred. For the fiscal years ended December 31, 2011 and 2012, there were $7,780 and $7,630 in Class A 12b-1 expenses incurred, respectively.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares may be used to pay for shareholder support services.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares" issued by the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Class A Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class A Shares. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Computation of Offering Price (Class A Shares) - A hypothetical illustration of the computation of the offering price per share of Class A Shares of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on December 31, 2012 and the maximum front-end sales charge of 5.75% applicable to Class A Shares is as follows:

----------------------------------------------------------------------------------
Net assets                                                            $2,259,332
----------------------------------------------------------------------------------
Outstanding shares                                                       170,882
----------------------------------------------------------------------------------
Net asset value per share                                                  13.22
----------------------------------------------------------------------------------
Sales charge (5.75% of the offering price for Class A Shares)               0.81
----------------------------------------------------------------------------------
Offering Price to Public                                              $    14.03
----------------------------------------------------------------------------------

Statement of Intention - The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A Shares applies to purchases of $50,000 or more made within a 13- month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments in Class A Shares made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13- month period plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, a two percent (2.00%) deferred sales charge payable to the Distributor is deducted from the proceeds of the Fund's Class A Shares if shares are redeemed within 360 days after purchase (including shares to be exchanged). A two percent (2.00%) redemption fee, payable to the Fund, is deducted from the proceeds of the Fund's Institutional Shares if shares are redeemed within 90 days after purchase (including shares to be exchanged). If Class A Shares or Institutional Shares are purchased through a platform or other omnibus account, the CDSC for Class A Shares may be waived. In such instances a 2.00% redemption fee will be charged on Class A Shares redeemed within 360 days of purchase and Institutional Shares redeemed within 90 days of purchase, the proceeds of which will be paid to the Fund.

Exchange Privilege - Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent may charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the other fund next computed after your request for exchange is received in proper form.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account - The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Company from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans - Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or in additional shares. Fund distributions attributable to dividends the Fund receives from a REIT do not qualify for these lower tax rates. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Fund will file a 30 day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the maximum rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2011.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

SPECIAL RULES APPLICABLE TO REIT INVESTMENTS. The Fund invests in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." The Fund may derive such income from investment in a residual interest in a real estate mortgage conduit or directly or indirectly through an investment in a REIT that holds such an interest or otherwise qualified as a taxable mortgage pool. The income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income ("UBTI") in the hands of a tax exempt shareholder that is subject to UBTI and is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions and rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, government entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, the Fund must, among other requirements, receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In addition, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 of such calendar year, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS. Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations. For corporate investors in the Fund, dividend distributions designated to be from dividends received from qualifying domestic (U.S.) corporations may be eligible for a corporate dividends received deduction. Such dividends, including the deducted part, however, must be included in alternative minimum taxable income calculations.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years), even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, and be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets as the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate of "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares)during the thirty-one
(31)-day period (ninety-one (91)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications that the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30%

(or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2009 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. At this time it is not extended for tax years beyond those beginning before January 1, 2010. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Special rules apply to distributions to foreign shareholders from a fund that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs - defined very generally as any interest in U.S. real property or any equity interest in a USRPHC - the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a fund that would be a USRPHC absent exclusions from a USRPI treatment for interests in a domestically controlled REIT and not-greater-than 5% interests in publicly traded classes of stock in REITs.

If a fund is a USRPHC or would be but for the above-mentioned exceptions from the definition of USRPIs, amounts the fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the fund's foreign shareholders, as will any direct USRPI gain the fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the fund, such amounts will be treated as gains "effectively connected" with the conduct of a "U.S. trade or business," and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5% or smaller interest in the fund), the USRPI distribution will be treated in the same manner as described above in the first paragraph of this section entitled "Foreign Securities.". Foreign shareholders of such funds are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed in the above paragraphs through the sale and repurchase of fund shares.

In addition, a fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of a disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding generally is required with respect to amounts paid in redemption of shares of a fund that is a USRPHC and is also domestically controlled. At the time of this filing, it is unclear whether the legislation will be enacted. In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of the U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisers as to the federal, foreign, state and local tax consequences affecting their investment in the Fund.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                               Richmond, VA 23235
                            Telephone: (800) 527-9525
                             e-mail: mail@ccofva.com

The Annual Report for the fiscal year ended December 31, 2012 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, it is the policy of REMS Group, LLC (the "Company") to vote all proxies in respect of securities in the Fund over which the Company has voting discretion in a manner consistent with the best interests of the Fund's clients.

The CCO is responsible for ensuring adherence to the Company's Proxy Voting Policy (the "Policy").

GENERAL INTENT
--------------
The Company generally will monitor proposed corporate actions and proxy matters in respect of Client Securities, and may take any of the following actions based on the best interests of the Fund: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of that vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue.

CONFLICTS OF INTEREST
---------------------
Conflicts of interest between the Company or a principal of the Company and the Fund in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Fund securities.

If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

1. Provide the Fund with sufficient information regarding the shareholder vote and the Firm's potential conflict to the Fund and obtain the Fund's consent before voting;
2. Vote securities based on a pre-determined voting policy set forth in the Proxy Voting Policy Section;
3. Vote Fund securities based upon the recommendations of an independent third party; or
4. Request the Fund to engage another party to determine how the proxies should be voted.

Recordkeeping Requirements The Company shall maintain the following records relating to this Policy:

1.   A copy of the Policy as it may be amended from time to time.
2. A copy of each proxy statement received by the Company in respect of Fund securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a copy of a proxy statement (provided that the Company has obtained an agreement from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC's EDGAR system.

                                                                      June, 2009

3. A record of each vote cast by the Company on behalf of the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast (if the Company has obtained an agreement from the third party to provide a copy of the record promptly upon request).
4. A copy of any document created by the Company that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.
5. A copy of each written Fund request for information about how the Company voted proxies on behalf of the Fund, and a copy of any written response by the Company to any such (written or oral) Fund request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

                                                                      June, 2009

                        THE WORLD FUNDS, INC.
                 8730 Stony Point Parkway, Suite 205
                       Richmond, Virginia 23235
                            (800) 527-9525

                 STATEMENT OF ADDITIONAL INFORMATION

               REMS Real Estate Value Opportunity Fund
                         Institutional Shares
                  Class P Shares ("Platform Shares")

                             May 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the REMS Real Estate Value Opportunity Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

Current prospectuses:

Institutional Shares (HLRRX); and
Platform Shares (HLPPX)

---------------------------------------------------------------------------------
                 TABLE OF CONTENTS                                    PAGE
---------------------------------------------------------------------------------
General Information                                                     1
---------------------------------------------------------------------------------
Additional Information about the Fund's Investments                     1
---------------------------------------------------------------------------------
Strategies and Risks                                                    1
---------------------------------------------------------------------------------
Investment Restrictions                                                 8
---------------------------------------------------------------------------------
Disclosure of Portfolio Securities Holdings                            10
---------------------------------------------------------------------------------
Management of the Company                                              11
---------------------------------------------------------------------------------
Principal Securities Holders                                           19
---------------------------------------------------------------------------------
Investment Adviser and Advisory Agreement                              20
---------------------------------------------------------------------------------
Management-Related Services                                            22
---------------------------------------------------------------------------------
Portfolio Transactions                                                 23
---------------------------------------------------------------------------------
Capital Stock and Dividends                                            25
---------------------------------------------------------------------------------
Distribution                                                           26
---------------------------------------------------------------------------------
Additional Information About Purchases and Sales                       27
---------------------------------------------------------------------------------
Special Shareholder Services                                           29
---------------------------------------------------------------------------------
Tax Status                                                             30
---------------------------------------------------------------------------------
Financial Information                                                  37
---------------------------------------------------------------------------------
Proxy and Corporate Action Voting Policies and Procedures           Appendix A
---------------------------------------------------------------------------------

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May 1997. The Company is an open-end management investment company (commonly known as a "mutual fund") registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). This SAI relates to the prospectuses for the Institutional Shares and Platform Shares of the REMS Real Estate Value-Opportunity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company.

Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent they have different expenses. See "Capital Stock and Dividends" in this SAI for more information regarding the Fund's shares and classes.

The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board without shareholder approval; except that, the Fund will give its investors at least sixty (60) days prior written notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate assets. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

The Fund does not invest in real estate directly. The securities in which the Fund invests will normally be diversified as to geographic region, property type and tenant. The Fund may hold as few as twenty long positions and the Fund's investment adviser may take short positions in real estate operating companies, REITs or REIT and other real estate company indices. The equity securities generally will be U.S. and North America issuers that are considered by the Fund's investment adviser to be undervalued and have dividend yields that exceed the 10-year U.S. Treasury yield.

EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of equity REITs.

Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

REAL ESTATE COMPANIES. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the investment adviser's view, a significant element of the securities' value, and preferred stocks.

FIXED INCOME SECURITIES. Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as "junk bonds."

WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SMALL- AND MID-SIZED COMPANIES. The Fund may invest in securities issued by small- and mid-capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the Fund may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

ILLIQUID SECURITIES. Although the Fund does not generally invest in illiquid securities, the investment adviser may hold up to 15% of the Fund's portfolio in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under section 4(2) of that act, when such investments are considered to be liquid by the investment adviser.

CASH AND CASH EQUIVALENTS. The cash equivalent investments that may be purchased by the Fund include money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Fund may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers' acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by the investment adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S.

Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

U.S. government securities include: (1) securities that have no interest coupons or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties believed by the investment adviser to present minimal credit risks.

INDEX SECURITIES. The Fund may invest in index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the NAREIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, it will maintain with an approved custodian in a segregated account, or it will earmark, cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. Temporary Investments. From time to time, the Fund may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Fund may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

NON-DIVERSIFICATION OF INVESTMENTS. The Fund is operated as a "non-diversified" portfolio. As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables;
(ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer.

BORROWING FOR LEVERAGE. The Fund has the ability to borrow from banks (as defined in the 1940 Act) on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the investment adviser believes that leverage or leverage of 10% or more is not in the best interest of the Fund. The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund's exposure to capital risk. Successful use of leverage depends on the investment adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of other mutual funds that do not borrow.

To secure the Fund's obligation on these loans, the Fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the investment adviser from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the investment adviser to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the Fund available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the investment adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances.

SHORT SALES. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the investment adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver the "shorted" security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the Fund's net assets.

To secure the Fund's obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.

If the price of a security sold short increases, the Fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

PORTFOLIO TURNOVER. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's investment adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the investment adviser's opinion, to meet the Fund's objective. The investment adviser anticipates that the average annual portfolio turnover rate of the Fund normally will not exceed 100%.

OTHER INVESTMENTS. The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

(1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. This restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this SAI, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

(2) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers 'acceptances or similar instruments will not be considered the making of a loan.

(3) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Fund does not consider securities issued by companies which invest in real estate or interests therein, or securities directly or indirectly secured by real estate or interests therein to be investments in real estate.

(5) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Policies and Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. These restrictions are considered non-fundamental and may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1) hold more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

(2) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger (and except that the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act).

(3) under normal circumstances, invest less than 80% of its net assets in securities of companies principally engaged in the real estate industry. Prior to any change in this investment policy, the Fund will provide shareholders with 60 days' written notice.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

BOARD RESPONSIBILITIES. The management and affairs of the Company and its series, including the Fund described in this SAI, are overseen by the Directors. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Company.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Directors are responsible for overseeing the Company's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Directors' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Company's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.

The Company's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Company's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Company's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

DIRECTORS AND OFFICERS. There are four members of the Board of Directors, three of whom are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). John Pasco, III, an interested person of the Company, serves as Chairman of the Board. The Company does not have a lead Independent Director. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Board made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Director, the amount of assets under management in the Company, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from fund management.

The Board of Directors has three standing committees: the Audit Committee, Governance and Nominating Committee, and Pricing and Brokerage Committee. Each Committee is chaired by an Independent Director and composed of all of the Independent Directors.

Set forth below are the names, year of birth, position with the Company, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Director or Officer of the Company.

----------------------------------------------------------------------------------------------------------------
                                                                                                    OTHER
                                                                                                DIRECTORSHIPS
                                             NUMBER                                              BY DIRECTORS
                             POSITION(S)    OF FUNDS                                             AND NUMBER
                              HELD WITH       IN               PRINCIPAL OCCUPATION(S)           OF FUNDS IN
 NAME, ADDRESS AND            COMPANY       COMPANY            DURING THE PAST FIVE (5)          THE COMPLEX
      YEAR BORN              AND TENURE     OVERSEEN                     YEARS                     OVERSEEN
----------------------------------------------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------------------------------------------
* John Pasco, III (1)       Chairman,         4          President, Treasurer and Director      World Funds
8730 Stony Point            Director and                 of Commonwealth Shareholder            Trust - 2
Parkway                     President                    Services, Inc. ("CSS"), the            Funds; and
Suite 205                   since May,                   Company's Administrator, since         American
Richmond, VA 23235          1997                         1985; President and Director of        Growth Fund -
(1945)                                                   First Dominion Capital Corp.           2 Funds
                                                         ("FDCC"), the Company's
                                                         underwriter; President and
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         Director of Commonwealth Fund
                                                         Services, Inc., the Company's
                                                         Transfer and Disbursing Agent
                                                         since 1987; President and
                                                         Treasurer of Commonwealth
                                                         Capital Management, Inc. since
                                                         1983 ; President and Director of
                                                         Commonwealth Fund Accounting,
                                                         Inc., which provides bookkeeping
                                                         services to the Company; and
                                                         Chairman, President and Trustee of
                                                         World Funds Trust, a registered
                                                         investment company, since 2010 .
                                                         Mr. Pasco is a certified public
                                                         accountant.
----------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.            Director          4          Retired. Manager of the Customer       Satuit Capital
8730 Stony Point            since May,                   Services Operations and                Management
Parkway                     1997                         Accounting Division of the Potomac     Trust 1 Fund;
Suite 205                                                Electric Power Company from
Richmond, VA 23235                                       August, 1978 until April, 2005; a
(1940)                                                   Trustee of Satuit Capital
                                                         Management Trust, a registered
                                                         investment company, since
                                                         October, 2002
----------------------------------------------------------------------------------------------------------------
William E. Poist            Director          4          Financial and Tax Consultant           Satuit Capital
8730 Stony Point            since May,                   through his firm Management            Management
Parkway                     1997                         Funds Consulting for Professionals     Trust 1 Fund;
Suite 205                                                since 1974; and a Trustee of Satuit
Richmond, VA 23235                                       Capital Management Trust, a
(1939)                                                   registered investment company,
                                                         since November, 2003. Mr. Poist
                                                         is a certified public accountant.
----------------------------------------------------------------------------------------------------------------
Paul M. Dickinson           Director          4          President of Alfred J. Dickinson,      Satuit Capital
8730 Stony Point            since May,                   Inc. Realtors since April, 1971; a     Management
Parkway                     1997                         Trustee of Satuit Capital              Trust 1 Fund;
Suite 205                                                Management Trust, a registered
Richmond, VA 23235                                       investment company, since
(1947)                                                   November, 2003 .
----------------------------------------------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe              Secretary         N/A        Executive Vice President,              N/A
8730 Stony Point            since 2005                   Commonwealth Shareholder
Parkway                     and                          Services, since 2003. Financial
Suite 205                   Treasurer                    Reporting Manager,
Richmond, VA 23235          since June,                  Commonwealth Shareholder
(1964)                      2006                         Services, Inc. from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
Lauren Jones                Assistant         N/A        Relationship Manager,                  N/A
8730 Stony Point            Secretary                    Commonwealth Shareholder
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Parkway                     since                        Services, since 2006. Account
Suite 205                   February,                    Manager, Insider NYC Event
Richmond, VA 23235          2010                         Planning from 2004-2005.
(1982)
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.        Chief              N/A       Managing Member, Drake                 N/A
395 Sawdust Road,           Compliance                   Compliance, LLC, a regulatory
Suite 2137                  Officer since                consulting firm, since 2004.
The Woodlands, TX           June, 2008                   Principal Attorney, David Jones &
77380                                                    Assoc., P.C., a law firm, since 1998.
(1957)
----------------------------------------------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

Individual Director Qualifications

The Board has concluded that each of the Directors should serve on the Board because of his ability to review and understand information about the Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Directors should serve as a Director based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Pasco should serve as Director because of the experience he has gained in his various roles with the Company's administrator, principal underwriter, transfer agent, and accounting services agent, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Boyd should serve as Director because of his background in accounting, the experience he gained serving as the Manager of the Customer Services Operations and Accounting Division of a large power company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Poist should serve as Director because of the experience he gained as a certified public accountant and as the President of a financial and tax consulting business, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Dickinson should serve as Director because of the business experience he gained as the President of a real estate company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of individual Directors are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Each Director serves for an indefinite term and until the earlier of the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended December 31, 2012, the Audit Committee met 4 times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. The Governance and Nominating Committee did not meet during the most recent fiscal year.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, reviews the application of the Company's valuation procedures and brokerage policies and procedures and makes certain determinations in accordance with the procedures, as necessary. The Pricing and Brokerage Committee did not meet during the most recent fiscal year.

As of December 31, 2012 the directors beneficially owned the following dollar range of equity securities in the Fund:

-----------------------------------------------------------------------------------------------------------------
                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                             DOLLAR RANGE OF SECURITIES IN THE      IN ALL FUNDS OF THE COMPANY OVERSEEN BY THE
  NAME OF DIRECTOR                        FUND                                         DIRECTOR
-----------------------------------------------------------------------------------------------------------------
John Pasco III                                       None                                             None
-----------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.                                     None                          $         1 to $ 50,000
-----------------------------------------------------------------------------------------------------------------
Paul M. Dickinson                         $ 1 to $ 10,000                          $         1 to $ 50,000
-----------------------------------------------------------------------------------------------------------------
William E. Poist                          $ 1 to $ 10,000                          $         1 to $ 50,000
-----------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2012, the directors received the following compensation from the Company:

------------------------------------------------------------------------------------------------------------------
                                    AGGREGATE COMPENSATION           PENSION AND
                                  FOR THE FUND FOR THE FISCAL    RETIREMENT BENEFITS        TOTAL COMPENSATION
                                    YEAR ENDED DECEMBER 31,       ACCRUED AS PART OF      FROM ALL FUNDS OF THE
  NAME AND POSITION HELD                   2012 (1)                 FUND EXPENSES               COMPANY (2)
------------------------------------------------------------------------------------------------------------------
John Pasco III, Chairman                   $   -0-                       N/A                     $    -0-
------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr., Director                 $ 3,600                       N/A                     $ 11,500
------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson, Director                $ 3,600                       N/A                     $ 11,500
------------------------------------------------------------------------------------------------------------------
William E. Poist, Director                 $ 3,600                       N/A                     $ 11,500
------------------------------------------------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board for the Fund's fiscal year ended December 31, 2012.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended December 31, 2012. The Company consisted of a total of four funds as of December 31, 2012.

Sales Loads. The Fund currently offers Institutional Shares and Platform Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares or Platform Shares.

Policies Concerning Personal Investment Activities. The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies. The Company and the Fund's Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. The Company's policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser's proxy voting policy and the supervision of the Board. The Adviser's proxy voting policy requires the Adviser to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Adviser's policy underscores the Adviser's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. The Adviser's policy dictates that the Adviser vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Adviser on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

The Company's policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board's instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of April 30, 2013, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of the Fund's Institutional
Shares:

------------------------------------------------------------------------------------------------------
 SHAREHOLDER NAME AND ADDRESS           NUMBER OF SHARES HELD         PERCENTAGE OF FUND SHARES HELD
------------------------------------------------------------------------------------------------------
Independence Trust Co.
P. O. Box 682188
Franklin, TN 37068-2188                     792,645,724                            5.50%

National Financial Services
200 Liberty Street
One World Financial Center
New York, NY 10281                          836,308.773                            5.80%

Charles Schwab
101 Montgomery Street
San Francisco, CA 94104                     1,183,501.316                          8.21%

Merrill Lynch Pierce Fenner
4800 Deer Lake Dr. East
Jacksonville, FL 32246                      5,494,359.528                          38.10%
------------------------------------------------------------------------------------------------------

As of April 30, 2013, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of the Fund's Platform
Shares:

------------------------------------------------------------------------------------------------------
 SHAREHOLDER NAME AND ADDRESS           NUMBER OF SHARES HELD         PERCENTAGE OF FUND SHARES HELD
------------------------------------------------------------------------------------------------------
Charles Schwab
101 Montgomery Street
San Francisco, CA 94104                     187831.488                             19.68%

American Enterprise Inv. Services
7017 2nd Avenue South
Minneapolis, MN 55402                       142,949.634                            14.98%

NFS
31 Dapplegray Ln.
Rolling Hills Estate, CA 90274              463,780.427                            48.59%
------------------------------------------------------------------------------------------------------

MANAGEMENT OWNERSHIP. As of April 30, 2013, the officers and directors as a group owned less than 1% of the outstanding shares of the Company, its series or classes.

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, Managing Director of the Adviser, and Beach Investment Management, LLC, a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of the Adviser.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board or by a majority vote of the outstanding voting securities of the Fund and
(2) a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser has contractually agreed to waive or limit its fees indefinitely so that the total annual operating expenses is limited to 1.50% and 1.75%, respectively, of the Fund's Institutional Shares' and Platform Shares' average daily net assets. These limits do not apply to brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser may recover the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund (to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (the "Reimbursement Amount"). The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

The Adviser received the following fees for investment advisory services to the Fund for each of years set forth below ending on December 31.

-----------------------------------------------------------------------------------------------------
                                                            2012            2011             2010
-----------------------------------------------------------------------------------------------------
Gross Advisory Fees                                      $1,553,441      $1,598,700        $689,659
-----------------------------------------------------------------------------------------------------
Waivers and reimbursements or recovery                   $    -          $  208,590        $ 43,545
-----------------------------------------------------------------------------------------------------
Net Advisory fees                                        $1,553,441      $1,807,290        $646,114
-----------------------------------------------------------------------------------------------------

Mr. Edward W. Turville, CFA. has been Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed up to $600 million in real estate and REIT investments over the past 13 years and conducted research related to publicly traded real estate securities since 1970. As a partner at Dalton, Greiner, Hartman, Maher & Company (DGHM), Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as Beach Investment Counsel, Inc.'s (BIC) Managing Director and Senior Portfolio Manager of the REMS REIT product.

As of December 31, 2012, Mr. Turville served as the manager of forty-two (42) other private accounts with total assets under management of approximately $506 million. The fees received for managing these other accounts are not based upon the performance of the account. Mr. Turville does not currently serve as the Portfolio Manager for any other pooled investment vehicles.

The Adviser does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Fund and his management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the private accounts invest all, or a substantial portion of their assets in REIT preferred securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to REIT preferred securities and the remainder to REIT common equity securities.

The Adviser does have some private accounts managed by Mr. Turville that have investment portfolios substantially similar to the Fund. The Adviser believes that the allocation of investment opportunities is not an issue between these entities. The allocation procedures are designed to promote fairness among the client accounts managed by Real Estate Management Services Group, LLC and to conform to applicable regulatory principles. The investment advisory fee for the Fund and for the private accounts does not contain any performance based fee, so there is no incentive to favor one entity over the other.

Mr. Turville is the majority owner of the Adviser. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as the majority owner of the Adviser, Mr. Turville is entitled to receive distributions from the Adviser's net profits. Mr. Turville does not receive compensation that is based upon the Fund's or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of December 31, 2012, Mr. Turville beneficially owned an aggregate range of $50,000-$100,000 of equity securities in the Fund.

                           MANAGEMENT-RELATED SERVICES

ADMINISTRATION. Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis.

For the fiscal years ended December 31, 2012, 2011 and 2010, CSS received the following fees:

-------------------------------------------------------------------------------
       2012                           2011                          2010
-------------------------------------------------------------------------------
     $149,242                       $160,453                       $94,681
-------------------------------------------------------------------------------

CUSTODIAN. UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

ACCOUNTING SERVICES. Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board, is the sole owner of CFA as is its President and Chief Financial Officer. Therefore, CFA may be deemed to be an affiliate of the Company and CSS. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.

For the fiscal years ended December 31, 2012, 2011 and 2010, CFA received the following fees:

-------------------------------------------------------------------------------
       2012                           2011                          2010
-------------------------------------------------------------------------------
     $138,739                       $141,898                       $68,966
-------------------------------------------------------------------------------

TRANSFER AGENT. Pursuant to a Transfer Agent Agreement with the Company, Commonwealth Fund Services, Inc. (the "Transfer Agent") acts as the Fund's transfer and disbursing agent. The Transfer Agent is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board, is the sole owner of the Transfer Agent and its President and Chief Financial Officer. Therefore, the Transfer Agent may be deemed to be an affiliate of the Company and CSS.

The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

DISTRIBUTOR. First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board, owns 100% of the Distributor, and is its President, Treasurer and a Director. Therefore, FDCC may be deemed to be an affiliate of the Company and CSS. The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. At present, the Fund is offering Institutional Shares and Platform Shares. Institutional Shares have no distribution (i.e., 12b-1) fees. The Distributor may receive Rule 12b-1 fees from the Platform Shares of the Fund, as described in the applicable prospectus and this SAI. For the fiscal year ended December 31, 2012, FDCC received no commissions from the sale of Fund shares. For the fiscal year ended December 31, 2012, there were $9,716 in Class P 12b-1 expenses incurred.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Company's independent registered public accounting firm, Tait, Weller & Baker LLP audits the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

For the fiscal year ended December 31, 2012, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

The Board has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless such transactions are performed in accordance with the Fund's policies and procedures and the 1940 Act. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Most of the Fund's brokerage transactions are carried out through a single broker, designated as the Fund's "prime broker." The Fund may place its trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Fund's trades are processed. When the Fund sells a security short, the prime broker borrows the security on the Fund's behalf, and the Fund posts collateral for the benefit of the prime broker.

The aggregate amount of brokerage commissions paid for the past three fiscal years for the Fund is shown below.

-------------------------------------------------------------------------------
       2012                           2011                          2010
-------------------------------------------------------------------------------
     $517,304                       $1,198,200                     $401,433
-------------------------------------------------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS". The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of December 31, 2012, the Fund did not hold any securities of "regular broker-dealers."

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,050,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund and has further re-classified those shares as follows: twenty-five million shares for Institutional Shares and twenty-five million shares for Platform Shares

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares of the Fund (i.e., Institutional Shares and Platform Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

RULE 18F-3 PLAN. The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Institutional Shares, imposing no front-end sales charge or distribution (i.e., 12b-1) fees and Platform Shares imposing no front-end sales charge and charging 0.25% in Rule 12b-1 fees.

                                  DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

PLAN OF DISTRIBUTION. The Fund has a Plan of Distribution or "12b-1 Plan" for its Platform Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable class' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization (defined below) is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund paid the following 12b-1 fees:

-------------------------------------------------------------------------------
       2012                           2011                          2010
-------------------------------------------------------------------------------
     $9,716                         $6,342                         $6,342
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN. In addition, pursuant to a Shareholder Servicing Plan, the Fund may also pay an institution (a "Service Organization") for shareholder support services, which may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Platform Shares, which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Platform Shares, in connection with their accounts with such Service Organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES. You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses. Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

EXCHANGING SHARES. Shareholders may exchange their shares for the same class of shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at the net asset value of the Fund next computed after your request for exchange is received in proper form.

ELIGIBLE BENEFIT PLANS. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least

$50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES. You may sell your shares by giving instructions to the Transfer Agent in writing. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by the rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish.
Simply use the Account Application provided with the prospectus to open your account.

TELEPHONE TRANSACTIONS. You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

AUTOMATIC INVESTMENT PLAN. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or in additional shares. Fund distributions attributable to dividends the Fund receives from a REIT do not qualify for these lower tax rates. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Fund will file a 30 day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the

Fund and shareholders. Absent further legislation, the maximum rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

SPECIAL RULES APPLICABLE TO REIT INVESTMENTS. The Fund invests in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." The Fund may derive such income from investment in a residual interest in a real estate mortgage conduit or directly or indirectly through an investment in a REIT that holds such an interest or otherwise qualified as a taxable mortgage pool. The income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income ("UBTI") in the hands of a tax exempt shareholder that is subject to UBTI and is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions and rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, government entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, the Fund must, among other requirements, receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In addition, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 of such calendar year, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS. Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations. For corporate investors in the Fund, dividend distributions designated to be from dividends received from qualifying domestic (U.S.) corporations may be eligible for a corporate dividends received deduction. Such dividends, including the deducted part, however, must be included in alternative minimum taxable income calculations.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years), even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, and be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets as the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty
(60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate of "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares)during the thirty-one
(31)-day period (ninety-one (91)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications that the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2009 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. At this time it is not extended for tax years beyond those beginning before January 1, 2010. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Special rules apply to distributions to foreign shareholders from a fund that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs - defined very generally as any interest in U.S. real property or any equity interest in a USRPHC - the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a fund that would be a USRPHC absent exclusions from a USRPI treatment for interests in a domestically controlled REIT and not-greater-than 5% interests in publicly traded classes of stock in REITs.

If a fund is a USRPHC or would be but for the above-mentioned exceptions from the definition of USRPIs, amounts the fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the fund's foreign shareholders, as will any direct USRPI gain the fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the fund, such amounts will be treated as gains "effectively connected" with the conduct of a "U.S. trade or business," and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5% or smaller interest in the fund), the USRPI distribution will be treated in the same manner as described above in the first paragraph of this section entitled "Foreign Securities.". Foreign shareholders of such funds are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed in the above paragraphs through the sale and repurchase of fund shares.

In addition, a fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of a disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding generally is required with respect to amounts paid in redemption of shares of a fund that is a USRPHC and is also domestically controlled. At the time of this filing, it is unclear whether the legislation will be enacted. In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of the U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisers as to the federal, foreign, state and local tax consequences affecting their investment in the Fund.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                         Website: www.theworldfunds.com
                             e-mail: mail@ccofva.com

The Annual Report for the fiscal year end December 31, 2012 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, it is the policy of REMS Group, LLC (the "Company") to vote all proxies in respect of securities in the Fund over which the Company has voting discretion in a manner consistent with the best interests of the Fund's clients.

The CCO is responsible for ensuring adherence to the Company's Proxy Voting Policy (the "Policy").

GENERAL INTENT
--------------
The Company generally will monitor proposed corporate actions and proxy matters in respect of Client Securities, and may take any of the following actions based on the best interests of the Fund: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of that vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, the Company will consider both sides of each proxy issue.

CONFLICTS OF INTEREST
---------------------
Conflicts of interest between the Company or a principal of the Company and the Fund in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Fund securities.

If the Compliance Officer determines that a material conflict of interest exists, the following procedures shall be followed:

1. Provide the Fund with sufficient information regarding the shareholder vote and the Firm's potential conflict to the Fund and obtain the Fund's consent before voting;
2. Vote securities based on a pre-determined voting policy set forth in the Proxy Voting Policy Section;
3. Vote Fund securities based upon the recommendations of an independent third party; or
4. Request the Fund to engage another party to determine how the proxies should be voted.

Recordkeeping requirements the Company shall maintain the following records relating to this Policy:

1.      A copy of the Policy as it may be amended from time to time.
2. A copy of each proxy statement received by the Company in respect of Fund securities. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a copy of a proxy statement (provided that the Company has obtained an agreement from the third party to provide a copy of the proxy statement promptly upon request), or the Company may rely on obtaining a copy of a proxy statement from the SEC's EDGAR system.

                                                                      June, 2009

3. A record of each vote cast by the Company on behalf of the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast (if the Company has obtained an agreement from the third party to provide a copy of the record promptly upon request).
4. A copy of any document created by the Company that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.
5. A copy of each written Fund request for information about how the Company voted proxies on behalf of the Fund, and a copy of any written response by the Company to any such (written or oral) Fund request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Company.

                                                                      June, 2009

                              EUROPEAN EQUITY FUND

                                   PROSPECTUS
                                   May 1, 2013

                                 CLASS A SHARES
                                  Ticker: VEEEX

                                 CLASS C SHARES
                                  Ticker: VEECX

                   A separate series of the World Funds, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

This prospectus describes the European Equity Fund, a series of shares offered by the World Funds, Inc. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer two classes of shares, both of which are offered by this prospects.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Fund Summary ................................................................ 1
Investment Objective ........................................................ 1
  Fees and Expenses ......................................................... 1
  Principal Investment Strategies ........................................... 2
  Principal Risks............................................................ 3
  Performance Information ................................................... 4
Investment Adviser and Sub-Adviser .......................................... 6
  Portfolio Manager ......................................................... 6
  Purchase and Sale of Fund Shares .......................................... 6
  Tax Information............................................................ 6
  Payments to Broker-Dealers and
    Other Financial Intermediaries .......................................... 6
Additional Information About
  Fund Investments .......................................................... 8
Additional Information About Risk............................................ 9
Portfolio Holdings Disclosure .............................................. 12
The Investment Adviser and Sub-Adviser ..................................... 12
The Portfolio Manager ...................................................... 13
How To Buy Shares........................................................... 13
How To Sell Shares ......................................................... 15
Dividends, Distributions and Taxes ......................................... 17
Net Asset Value ............................................................ 20
Fair Value Pricing ......................................................... 20
Frequent Trading ........................................................... 21
General Information......................................................... 23
Distribution Arrangements .................................................. 25
Financial Highlights ....................................................... 30
For More Information About the Fund ................................ Back Cover

Investment Objective
--------------------

The European Equity Fund (the "Fund") seeks to achieve capital appreciation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Distribution Arrangements" of this prospectus and in the Fund's Statement of Additional Information (the "SAI").

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                         CLASS A SHARES   CLASS C SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as          5.75%            None
a % of offering price)
Maximum Deferred Sales Charge (Load)(1)                       None             2.00%

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)
--------------------------------------------------------------------------------

                                                         CLASS A SHARES   CLASS C SHARES
Management Fee                                                1.25%            1.25%
Distribution (12b-1) and Service Fees                         0.25%            1.00%
Other Expenses                                                1.41%            1.41%
                                                             ------           ------
Total Annual Fund Operating Expenses                          2.91%            3.66%

Less Fee Waiver and/or Expense Reimbursement(2)              (0.16%)          (0.16%)
                                                             ------           ------
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement                 2.75%            3.50%
                                                             ======           ======

--------------------------------------------------------------------------------

  (1) This deferred sales charge applies to Class C Shares sold within two years of purchase.

  (2) Commonwealth Capital Management, LLC (the "Adviser" or "CCM") has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2014 so that the ratio of total annual operating expenses is limited to 2.75% for the Fund's Class A Shares and to 3.50% for the Fund's Class C Shares. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 SHARE CLASS        1 YEAR        3 YEARS           5 YEARS            10 YEARS
--------------------------------------------------------------------------------
Class A Shares       $837          $1,410            $2,007             $3,611
--------------------------------------------------------------------------------
Class C Shares       $553(1)       $1,106            $1,879             $3,905
--------------------------------------------------------------------------------

  (1) If you did not redeem your shares, your cost would be $353 for the one year period.

Portfolio Turnover
------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate 141.77% of the average value of its portfolio.

Principal Investment Strategies
-------------------------------

The Fund will seek to achieve its investment objective by investing in equity securities, (primarily common stocks but also preferred stocks and convertible securities). Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of companies located in Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Europe. Vontobel Asset Management, Inc. (the "Sub-Adviser"), the Fund's investment sub-adviser, selects securities of companies that are located in, or listed on the exchanges of, European countries, as well as companies that derive at least two-thirds of their sales from such countries. The Fund normally will invest in business activities of not less than three different European countries.

Certain of the countries in which the Fund invests may be considered emerging markets. The Sub-Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As these stock markets develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in these developing markets.

The foreign securities the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

In determining which portfolio securities to sell, the Sub-Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

Principal Risks
---------------

The value of the Fund's investments are subject to market, economic and business risks which may cause the Fund's net asset value (the "NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Fund will achieve its objective.

Equity Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Geographic Focus Risk. To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Foreign Securities Risk. The Fund will invest in foreign securities. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Therefore, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

Emerging Market Securities Risk. The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign securities, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

Trading volume of the stock exchanges in these countries may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price.

Depositary Receipts. In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Performance Information
-----------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods indicated compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

The following bar chart shows the Fund's annual returns for the Class A shares of the Fund as of December 31, 2012. The performance of the Fund's Class C shares would have been lower than the Class A shares returns shown in the bar chart because the expenses of the Classes differ.

YEAR-BY-YEAR ANNUAL RETURNS

                         [CHART OF EUROPEAN EQUITY FUND]

                              EUROPEAN EQUITY FUND
                                 CLASS A SHARES
                                  TOTAL RETURN

2003                                                                     49.65%
2004                                                                     48.91%
2005                                                                     19.35%
2006                                                                     29.92%
2007                                                                      4.51%
2008                                                                    -45.77%
2009                                                                     85.97%
2010                                                                     16.80%
2011                                                                    -27.76%
2012                                                                     12.95%

                                   [END CHART]

During the periods shown, the highest quarterly return was 33.52% (quarter ended June 30, 2009) and the lowest quarterly return was -25.61% (quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

The table below shows how average annual total returns of the Fund's Class A shares compared to those of the Fund's benchmark. The table also presents the impact of taxes on the Fund's Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       SINCE
     RETURN BEFORE TAXES              1 YEAR          5 YEARS        INCEPTION
--------------------------------------------------------------------------------
        Class A Shares                12.95%          (0.85%)           7.04%
        - without load                                                (2/15/96)
--------------------------------------------------------------------------------
        Class A Shares                 6.45%          (2.01%)           6.69%
- with maximum load of 5.75%                                          (2/15/96)
--------------------------------------------------------------------------------
        Class C Shares                12.09%          (1.73%)          12.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    (1/09/03)
--------------------------------------------------------------------------------
                                                                      SINCE
  RETURN AFTER TAXES - CLASS A SHARES       1 YEAR     5 YEARS      INCEPTION
                                                                    (2/15/96)
--------------------------------------------------------------------------------
Return After Taxes on Distributions          9.96%       9.96%        1.50%
--------------------------------------------------------------------------------
After Taxes on Distributions and Sale of
Fund Shares                                  6.65%       6.65%        1.32%
--------------------------------------------------------------------------------
MSCI Europe Index(1)
(reflects no deduction for fees,            17.51%      17.51%        8.60%
--------------------------------------------------------------------------------
expenses, or taxes)
NRI Composite-11 Index
(reflects no deduction for fees,            13.41%      13.41%        6.37%
expenses, or taxes)
--------------------------------------------------------------------------------

(1) The Fund has historically used the NRI Composite Index to measure its relative performance. Effective July 1, 2012, the Fund uses the MSCI Europe Index to measure its performance. The investment advisor to the Fund feels that the MSCI Europe Index is more reflective than the NRI Composite-11 Index of the broader securities market in which the Fund now invests.

Investment Adviser and Sub-Adviser
----------------------------------

Commonwealth Capital Management, LLC, serves as the investment adviser to the Fund. The Adviser has retained Vontobel Asset Management, Inc. as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision of the Adviser and the Board of Trustees.

Portfolio Manager
-----------------

Matthew Benkendorf has served as the Portfolio Manager to the Fund since July 1, 2012.

Purchase and Sale Of Fund Shares
--------------------------------

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $2,500. Subsequent investments must be in amounts of $50 or more. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information
---------------

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

The Fund will seek to achieve its investment objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Europe.

Not all of the countries in Europe the Fund invests in have a functioning stock exchange and others that have a functioning exchange still have an illiquid securities market; consequently, the Sub-Adviser concentrates the Fund's investments in European countries that do. Elsewhere, in Europe, due to the lack of local sub- custodians or liquidity, the Sub-Adviser currently invests only through depositary receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs") (collectively, "Depositary Receipts"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that represent ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

The Fund also invests in shares of other investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

Temporary Defensive Position -- The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. When the Sub-Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Sub-Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

ADDITIONAL INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk -- The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease.

Management Risk -- The Fund's investment success depends on the skill of the Sub- Adviser in evaluating, selecting and monitoring the portfolio assets. If the Sub- Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the United States. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which the Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve the same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- Depositary Receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Unsponsored Depositary Receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The market value of Depositary Receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

European Currency. On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.

The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country's debt, and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Preferred Securities. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e. a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer's financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders.

Portfolio Turnover -- The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 100%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

THE INVESTMENT ADVISER AND SUB-ADVISER

Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). As of March 31, 2013, CCM had approximately $26 million in assets under management. John Pasco, III, Chairman of the Board, is the sole owner of CCM. CCM was organized as a Virginia limited liability company on December 28, 2000.

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc., a New York corporation located at 450 Park Avenue, New York, New York 10022 and has delegated investment discretion over the Fund to the Sub-Adviser. The Sub-Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of March 31, 2013, the Sub-Adviser had approximately $42 billion in assets under management. The Sub-Adviser has provided investment advisory services to mutual fund clients since 1990.

The Adviser oversees the Sub-Adviser to ensure it complies with the investment policies and guidelines of the Fund and monitors the Sub-Adviser's adherence to its investment style. In addition, the Adviser periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal year ended December 31, 2012, CCM received fees from the Fund at the annual rate of 1.09%.

Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day decision-making with respect to the Fund's investment program. The Sub-Adviser, with the Adviser's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Company and its agents with records relating to its activities. The Adviser, from its advisory fee, pays the Sub-Adviser 0.55% of the advisory fee received from the Fund on assets to $50 million and 0.50% on assets greater than $50 million.

The Adviser has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2014 so that the ratio of total annual operating expenses for the Fund is limited to 2.75% for Class A Shares and to 3.50% for Class C Shares. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. The total amount of recoverable reimbursements as of December 31, 2012 was $44,957, which will expire December, 2015.

A discussion regarding the basis for the Board re-approving the Advisory Agreement with CCM and the Sub-Advisory Agreement with VAM is available in the Fund's Annual Report to Shareholders for the period ended December 31, 2012.

THE PORTFOLIO MANAGER

Matthew Benkendorf is the portfolio manager of the Fund. Mr. Benkendorf is an Executive Director (since April 2012; previously Vice President from 2007 to 2012 and Assistant Vice President from 2005 to 2007) and a Senior Research Analyst of Vontobel USA, Inc. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed and ownership of shares of the Fund.

HOW TO BUY SHARES

You may purchase Class A Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 527-9525. Financial Intermediaries who offer Shares of the Fund may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Share Class Alternatives -- The Fund offers investors two different classes of shares through this prospectus. As of the date of this prospectus, the Fund has not yet begun to offer Institutional Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Minimum Investments- The minimum initial investment for Fund Shares is $2,500. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

Customer Identification Program- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Purchases by Mail -- For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received. The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Fund at (800) 527-9525 for further information.

Other Purchase Information -You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediaries or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge you are subject to a two percent (2.00%) deferred sales charge if your shares are redeemed within three hundred sixty days (360) days after purchase (including shares received in an exchange). This charge is a percentage of the NAV at the time of purchase. A two percent (2.00%) deferred sales charge is deducted from the proceeds of the Fund's Class C Shares if shares are redeemed within two (2) years after purchase (including shares received in an exchange). This charge is a percentage of the NAV at the time of purchase. The Fund reserves the right to waive these fees. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell your shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: European Equity Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628- 4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone -- You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. The Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund's shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A or Class C Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Class A Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Class A Shares is equal to the NAV plus the applicable front-end sales charge, if any.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Company may use fair value pricing more often due to the Fund's global focus.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in mutual funds which do not invest in foreign securities. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

The Fund reserves the right to waive the deferred sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing.

GENERAL INFORMATION

Signature Guarantees -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s);
(iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at(800) 527-9525.

General -- The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

Class A Shares -

                                     Sales charge as a percentage
                                                  of

                                                                        Amount of
                                                                        sales charge
                                                                        re-allowed to
                                                                        dealers as a
                                                                        percentage
Amount of purchase at the                Offering        Net amount     of offering
public offering price                    Price(1)        invested       price
Less than $50,000                         5.75%            6.10%           5.00%
$50,000 but less than $100,000            4.50%            4.71%           3.75%
$100,000 but less than $250,000           3.50%            3.63%           2.75%
$250,000 but less than $500,000           2.50%            2.56%           2.00%
$500,000 but less than $1,000,000         2.00%            2.04%           1.75%
$1,000,000 or more                        1.00%            1.01%           1.00%

(1)   The term "Offering Price" includes the front-end sales charge.

If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

The Fund reserves the right to waive the deferred sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.

Sales Charge Reductions and Waivers -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent (Fund Services, Inc., hereinafter the "Transfer Agent") or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's Transfer Agent can verify your eligibility for the reduction or waiver. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's SAI for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current NAV per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges - Class A Shares

No sales charge shall apply to:

(1) the purchase of Class A Shares if you were a Class A Shareholder of the Fund prior to September 9, 2002;
(2)     reinvestment of income dividends and capital gain distributions;
(3)     exchanges of the Fund's shares for those of another fund of the Company;
(4) purchases of Fund shares made by current or former directors, officers or employees, or agents of the Company, CCM, the distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;
(5) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;
(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;
(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;
(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and
(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained, free of charge, by calling the Company at (800) 527-9525 or by visiting the Company's website at www.theworldfunds.com to access the Fund's prospectus.

All account information is subject to acceptance and verification by the Fund's distributor.

Class C Shares-

Sales Charges -- Class C Shares are sold without the imposition of an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1 Fees".

Waiver Of Deferred Sales Charge - Class C Shares

The deferred sales charge on Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70-1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained, free of charge, by calling the Company at (800) 527-9525 or by visiting the Company's website at www.theworldfunds.com to access the Fund's prospectus.

All account information is subject to acceptance and verification by the Fund's distributor.

Rule 12b-1 Fees -- The Board has adopted a Plan of Distribution for the Fund's Class A and Class C Shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plans"). Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's Class A Shares' average daily net assets and up to 1.00% of the Fund's Class C Shares' average daily net assets. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the distributor to provide such services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of Class A Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Payments to Financial Intermediaries -- Certain financial intermediaries that maintain "street name" or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These service fees are paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the past five years presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                          CLASS A SHARES(1)
                                                                       YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------
                                                      2012              2011         2010          2009             2008
                                                   ---------         ---------    ---------     ---------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD               $   19.54         $   27.05    $   23.16     $   12.49         $   25.50
                                                   ---------         ---------    ---------     ---------         ---------
INVESTMENT ACTIVITIES
   Net investment income (loss)                        (0.06)            (0.33)       (0.40)        (0.30)            (0.17)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        2.59             (7.18)        4.29         11.02            (11.51)
                                                   ---------         ---------    ---------     ---------         ---------
TOTAL FROM INVESTMENT ACTIVITIES                        2.53             (7.51)        3.89         10.72            (11.68)
                                                   ---------         ---------    ---------     ---------         ---------
DISTRIBUTIONS
Net realized gain                                        -                 -            -           (0.05)            (1.33)
                                                   ---------         ---------    ---------     ---------         ---------
Net investment income                                    -                 -            -             -                 -
                                                   ---------         ---------    ---------     ---------         ---------
TOTAL DISTRIBUTIONS                                      -                 -            -           (0.05)            (1.33)
                                                   ---------         ---------    ---------     ---------         ---------

NET ASSET VALUE, END OF PERIOD                     $   22.07         $   19.54       $27.05     $   23.16         $   12.49
                                                   =========         =========    =========     =========         =========
TOTAL RETURN                                          12.95%           (27.76%)      16.80%        85.82%           (45.87%)

RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
Expenses, gross                                        2.91%             2.75%        2.84%         2.97%             2.56%
   Expenses, net                                       2.75%             2.75%        2.84%         2.84%             2.56%
Net investment income (loss)                          (0.28%)(A)(B)     (1.28%)      (1.64%)       (1.74%)(A)(B)     (0.77%)
Portfolio turnover rate                              141.77%            56.93%       73.42%        65.53%           147.72%
Net assets, end of period (000's)                  $  25,509         $  28,650    $  44,656     $  46,605         $  23.851

(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.16% for the year ended December 31, 2012 and 0.13% for the year ended December, 2009.

(B) Expense ratio - net reflects the effect of the management fee waivers for years ended December 31, 2012 and December 31, 2009.

(1) Per share amounts calculated using the average number of shares outstanding.

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                          CLASS C SHARES(1)
                                                                       YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                       2012              2011         2010          2009              2008
                                                    ----------        ---------    ---------     ---------         ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    18.37        $   25.63    $   22.19     $   12.05         $    24.56
                                                    ----------        ---------    ---------     ---------         ----------
INVESTMENT ACTIVITIES
   Net investment income (loss)                          (0.20)           (0.49)       (0.55)        (0.41)             (0.29)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions        2.42            (6.77)        3.99         10.55             (11.08)
                                                    ----------        ---------    ---------     ---------         ----------
TOTAL FROM INVESTMENT ACTIVITIES                          2.22            (7.26)        3.44         10.14             (11.37)
                                                    ----------        ---------    ---------     ---------         ----------
DISTRIBUTIONS
   Net realized gain                                       -                -            -             -                (1.14)
                                                    ----------        ---------    ---------     ---------         ----------
   Net investment income                                   -                -            -             -                  -
                                                    ----------        ---------    ---------     ---------         ----------
   TOTAL DISTRIBUTIONS                                     -                -            -             -                (1.14)
                                                    ----------        ---------    ---------     ---------         ----------

NET ASSET VALUE, END OF PERIOD                      $    20.59        $   18.37    $   25.63     $   22.19         $    12.05
                                                    ==========        =========    =========     =========         ==========
TOTAL RETURN                                            12.09%          (28.33%)      15.50%        84.15%            (46.37%)

RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
   Expenses, gross                                       3.66%            3.50%        3.59%         3.72%              3.31%
   Expenses, net                                         3.50%            3.50%        3.59%         3.59%              3.31%
   Net investment income (loss)                         (1.03%)(A)(B)    (2.03%)      (2.39%)       (2.21%)(A)(B)      (1.36%)
Portfolio turnover rate                                141.77%           56.93%       73.42%        65.53%            147.72%
Net assets, end of period (000's)                   $      865        $   1,049    $   1,658     $   1,432         $      688

(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.16% for the year ended December 31, 2012 and 0.13% for the year ended December 31, 2009.

(B) Expense ratio - net reflects the effect of the management fee waivers for the years ended December 31, 2012 and December 31, 2009.

(1) Per share amounts calculated using the average number of shares outstanding.

Additional information about the Fund's investments is available in the:

             o Statement of Additional Information ("SAI") which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

             o Annual and Semi-Annual Reports to shareholders which describe the Fund's performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's investment strategies that significantly affected the Fund's performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Fund.

        The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund as follows:

        By telephone:       1-800-527-9525

        By mail:            European Equity Fund
                            c/o Commonwealth Shareholder Services, Inc.
                            8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

        By e-mail:          mail@ccofva.com

        On the Internet:    http://www.theworldfunds.com

        You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

             o visiting the SEC's Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information about the Public Reference Room.)

             o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

             o visiting the EDGAR Database on the SEC's Internet website - http://www.sec.gov

Investment Company Act #811-08255

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                              EUROPEAN EQUITY FUND
                                   May 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the European Equity Fund (the "Fund") dated May 1, 2013 as listed below, as they may be supplemented or revised from time to time. You may obtain a prospectus of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

Current prospectuses:

Class A Shares (VEEEX); and
Class C Shares (VEECX)

------------------------------------------------------------------------
                 TABLE OF CONTENTS                               PAGE
------------------------------------------------------------------------
General Information                                                1
------------------------------------------------------------------------
Additional Information about the Fund's Investments                1
------------------------------------------------------------------------
Strategies and Risks                                               1
------------------------------------------------------------------------
Investment Restrictions                                            13
------------------------------------------------------------------------
Disclosure of Portfolio Securities Holdings                        14
------------------------------------------------------------------------
Management of the Company                                          16
------------------------------------------------------------------------
Principal Securities Holders                                       22
------------------------------------------------------------------------
Investment Adviser and Advisory Agreement                          23
------------------------------------------------------------------------
Management-Related Services                                        25
------------------------------------------------------------------------
Portfolio Transactions                                             26
------------------------------------------------------------------------
Capital Stock and Dividends                                        28
------------------------------------------------------------------------
Distribution                                                       29
------------------------------------------------------------------------
Additional Payments to Financial Intermediaries                    31
------------------------------------------------------------------------
Additional Information About Purchases and Sales                   31
------------------------------------------------------------------------
Special Shareholder Services                                       33
------------------------------------------------------------------------
Tax Status                                                         34
------------------------------------------------------------------------
Financial Information                                              39
------------------------------------------------------------------------
Proxy and Corporate Action Voting Policies and Procedures          40
------------------------------------------------------------------------

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May 1997. The Company is an open-end management investment company (commonly known as a "mutual fund") registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). This SAI relates to the prospectuses for Class A, and Class C shares of the Fund. The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act.

As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 0.25% 12b-1 fee; Institutional Shares imposing no front-end sales charge, charging a two percent (2.00%) deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging 12b-1 fees; and Class C Shares charging no front-end sales charge, charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years after purchase and charging a 1.00% 12b-1 fee. Institutional Shares have not been offered as of the date of this SAI. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "a majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Board") without shareholder approval; except that the Fund will give its investors at least sixty (60) days prior written notice of any change with respect to its policy of investing, under normal circumstances, at least 80% of its net assets in equity securities of companies located in Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Europe.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES. The Fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

WARRANTS. The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

ILLIQUID SECURITIES. The Fund may hold up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

INITIAL PUBLIC OFFERINGS ("IPO"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

IPO Risk -- The Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

DEBT SECURITIES. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the Fund's sub-adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

STRATEGIC TRANSACTIONS. The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over- the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

OPTIONS. The Fund may purchase and sell options as described herein.

PUT AND CALL OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund or writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (currently the close of regular trading on the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's sub-adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading

Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund's sub-adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase. The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

TRANSACTION HEDGING. Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

POSITION HEDGING. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Fund's sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

CROSS HEDGING. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the sub-adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the sub-adviser believes that the value of Swedish krona will decline against the U.S. dollar, the sub-adviser may enter into a contract to sell euros and buy U.S. dollars.

COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the sub-adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

EUROCURRENCY INSTRUMENTS. The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

SEGREGATED AND OTHER SPECIAL ACCOUNTS. In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

DEPOSITARY RECEIPTS. The Fund may buy securities directly in their principal markets or indirectly through the use of depositary receipts. American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

TEMPORARY DEFENSIVE POSITIONS. When the Fund's sub-adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The sub-adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

U.S. government securities include: (1) securities that have no interest coupons or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

REPURCHASE AGREEMENTS. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund's sub-adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

PORTFOLIO TURNOVER. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's sub-adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the sub-adviser's opinion, to meet the Fund's objective. The sub-adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

OTHER INVESTMENTS. The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS -- The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

6)      Make loans, except that the Fund may (1) lend portfolio securities; and
        (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)     Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in: (i) securities of companies which deal in real estate or mortgages; and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)     Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)     Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)      Hold more than 15% of its net assets in illiquid securities.

2) Under normal circumstances, invest less than 80% of its net assets in equity securities of companies located in Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Europe. Prior to any change in this investment policy, the Fund will provide shareholders with 60 days' written notice.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

BOARD RESPONSIBILITIES. The management and affairs of the Company and its series, including the Fund described in this SAI, are overseen by the Directors. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Company.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Directors are responsible for overseeing the Company's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company's business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Directors' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser and Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Company's Chief Compliance Officer, as well as personnel of the Adviser, Sub-Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.

The Company's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Company's Chief
Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company's policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Company's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

DIRECTORS AND OFFICERS. There are four members of the Board of Directors, three of whom are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). John Pasco, III, an interested person of the Company, serves as Chairman of the Board. The Company does not have a lead Independent Director. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Board made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Director, the amount of assets under management in the Company, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from fund management since Mr. Pasco serves as President, Treasurer and Director of the Company.

The Board of Directors has three standing committees: the Audit Committee, Governance and Nominating Committee, and Pricing and Brokerage Committee. Each Committee is chaired by an Independent Director and composed of all of the Independent Directors.

Set forth below are the names, year of birth, position with the Company, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Director or Officer of the Company.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      OTHER
                                                                                                                 DIRECTORSHIPS BY
                                                                                                                 DIRECTORS DURING
                                                                                                                 THE PAST FIVE (5)
                                                    NUMBER                                                           YEARS AND
                               POSITION(S)         OF FUNDS                                                          NUMBER OF
                                HELD WITH             IN                   PRINCIPAL OCCUPATION(S)                 FUNDS IN THE
   NAME, ADDRESS AND           COMPANY AND         COMPANY                 DURING THE PAST FIVE (5)                  COMPLEX
      YEAR BORN                  TENURE            OVERSEEN                        YEARS                             OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------------------------------
* John Pasco, III (1)         Chairman,              4             President, Treasurer and Director of          World Funds
8730 Stony Point              Director and                         Commonwealth Shareholder Services,            Trust - 2 Funds;
Parkway                       President since                      Inc. ("CSS"), the Company's                   and American
Suite 205                     May, 1997                            Administrator, since 1985; President and      Growth Fund - 2
Richmond, VA 23235                                                 Director of First Dominion Capital Corp.      Funds
(1945)                                                             ("FDCC"), the Company's underwriter;
                                                                   President and Director of
                                                                   Commonwealth Fund Services, Inc., the
                                                                   Company's Transfer and Disbursing
                                                                   Agent since 1987; President and
                                                                   Treasurer of Commonwealth Capital
                                                                   Management, Inc. since 1983 ; President
                                                                   of Commonwealth Capital Management,
                                                                   LLC, the adviser to the Fund from
                                                                   December, 2000 to October, 2007; and
                                                                   President and Director of
                                                                   Commonwealth Fund Accounting, Inc.,
                                                                   which provides bookkeeping services to
                                                                   the Company. Mr. Pasco is a certified
                                                                   public accountant.
-----------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
-----------------------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.              Director since       4               Retired. Manager of the Customer              Satuit Capital
8730 Stony Point              May, 1997                            Services Operations and Accounting            Management
Parkway                                                            Division of the Potomac Electric Power        Trust 1 Fund;
Suite 205                                                          Company from August,1978 until April,
Richmond, VA 23235                                                 2005; a Trustee of The World Insurance
(1940)                                                             Trust, a registered investment company,
                                                                   since May, 2002; a Trustee of Satuit
                                                                   Capital Management Trust, a registered
                                                                   investment company, since October,
                                                                   2002 and a Trustee of Janus Advisors
                                                                   Series Trust, a registered investment
                                                                   company, from 2003 to 2005.
-----------------------------------------------------------------------------------------------------------------------------------
William E. Poist              Director since       4               Financial and Tax Consultant through his      Satuit Capital
8730 Stony Point              May, 1997                            firm Management Funds Consulting for          Management
Parkway                                                            Professionals since 1974; a Trustee of        Trust 1 Fund;
Suite 205                                                          Satuit Capital Management Trust, a
Richmond, VA 23235                                                 registered investment company, since
(1939)                                                             November, 2003; and a Trustee of The
                                                                   World Insurance Trust, a registered
                                                                   investment company, since May, 2002.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Mr. Poist is a certified public accountant.
-----------------------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson             Director since       4               President of Alfred J. Dickinson, Inc.        Satuit Capital
8730 Stony Point              May, 1997                            Realtors since April, 1971; a Trustee of      Management
Parkway                                                            Satuit Capital Management Trust, a            Trust 1 Fund;
Suite 205                                                          registered investment company, since
Richmond, VA 23235                                                 November, 2003 and Trustee of The
(1947)                                                             World Insurance Trust, a registered
                                                                   investment company, since May, 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Officers:
-----------------------------------------------------------------------------------------------------------------------------------
Karen M. Shupe                Secretary            N/A             Executive Vice President,                     N/A
8730 Stony Point              since 2005 and                       Commonwealth Shareholder Services,
Parkway                       Treasurer since                      since 2003. Financial Reporting
Suite 205                     June, 2006                           Manager, Commonwealth Shareholder
Richmond, VA 23235                                                 Services, Inc. from 2001 to 2003.
(1964)
-----------------------------------------------------------------------------------------------------------------------------------
Lauren Jones                  Assistant            N/A             Relationship Manager, Commonwealth            N/A
8730 Stony Point              Secretary since                      Shareholder Services, since 2006.
Parkway                       February, 2010                       Account Manager, Insider NYC Event
Suite 205                                                          Planning from 2004-2005.
Richmond, VA 23235
(1982)
-----------------------------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.          Chief                N/A             Managing Member, Drake Compliance,            N/A
395 Sawdust Road,             Compliance                           LLC, a regulatory consulting firm, since
Suite 2137                    Officer since                        2004. Principal Attorney, David Jones &
The Woodlands, TX             June, 2008                           Assoc., P.C., a law firm, since 1998.
77380
(1957)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the European Equity Fund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund;
         (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

Individual Director Qualifications

The Board has concluded that each of the Directors should serve on the Board because of his ability to review and understand information about the Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Directors should serve as a Director based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Pasco should serve as Director because of the experience he has gained in his various roles with the Company's administrator, principal underwriter, transfer agent, and accounting services agent, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Boyd should serve as Director because of his background in accounting, the experience he gained serving as the Manager of the Customer Services Operations and Accounting Division of a large power company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Poist should serve as Director because of the experience he gained as a certified public accountant and as the President of a financial and tax consulting business, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Dickinson should serve as Director because of the business experience he gained as the President of a real estate company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of individual Directors are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Each Director serves for an indefinite term and until the earlier of the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended December 31, 2011, the Audit Committee met 4 times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. The Governance and Nominating Committee did not meet during the most recent fiscal year.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, reviews the application of the Company's valuation procedures and brokerage policies and procedures and makes certain determinations in accordance with the procedures, as necessary. The Pricing and Brokerage Committee did not meet during the most recent fiscal year.

As of December 31, 2012 the directors beneficially owned the following dollar range of equity securities in the Fund:

---------------------------------------------------------------------------------------------------------------------------
                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
   NAME OF DIRECTOR          DOLLAR RANGE OF SECURITIES IN THE FUND      FUNDS OF THE COMPANY OVERSEEN BY THE DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
John Pasco III                                       None                                           None
---------------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.                     $ 10,001 to $ 50,000                           $ 10,001 to $ 50,000
---------------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson                         $ 1 to $ 10,000                           $ 10,001 to $ 50,000
---------------------------------------------------------------------------------------------------------------------------
William E. Poist                          $ 1 to $ 10,000                           $ 10,001 to $ 50,000
---------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2012, the directors received the following compensation from the Company:

-------------------------------------------------------------------------------------------------------------------
                                    AGGREGATE COMPENSATION
                                  FOR THE FUND FOR THE FISCAL    PENSION AND RETIREMENT      TOTAL COMPENSATION
                                    YEAR ENDED DECEMBER 31,        BENEFITS ACCRUED AS      FROM ALL FUNDS OF THE
    NAME AND POSITION HELD                 2011 (1)               PART OF FUND EXPENSES          COMPANY (2)
-------------------------------------------------------------------------------------------------------------------
John Pasco III, Chairman                   $   -0-                         N/A                   $    -0-
-------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr., Director                 $ 3,600                         N/A                   $ 11,500
-------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson, Director                $ 3,600                         N/A                   $ 11,500
-------------------------------------------------------------------------------------------------------------------
William E. Poist, Director                 $ 3,600                         N/A                   $11,5000
-------------------------------------------------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board for the Fund's fiscal year ended December 31, 2012.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended December 31, 2012. The Company consisted of a total of four funds as of December 31, 2012.

Sales Loads. No front-end or deferred sales charges are applied to the purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, VAM, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Policies Concerning Personal Investment Activities. The Fund, the Adviser, VAM and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies. The Company and the Fund's Sub-Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Company's policy delegates responsibility regarding proxy voting to the Sub-Adviser, subject to the Sub-Adviser's proxy voting policy and the supervision of the Board. The Sub-Adviser's proxy voting policy requires the Sub-Adviser to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Sub-Adviser's policy underscores the Sub-Adviser's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. The Sub-Adviser's policy dictates that the Sub-Adviser vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Sub-Adviser on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

The Company's policy provides that, if a conflict of interest between the Sub-Adviser or its affiliates and the Fund arises with respect to any proxy, the Sub-Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board's instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Sub-Adviser, is most consistent with the Sub-Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of April 30, 2013, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of the Fund's Class A Shares:

----------------------------------------------------------------------------------------------------
   SHAREHOLDER NAME AND ADDRESS      NUMBER OF SHARES HELD          PERCENTAGE OF FUND SHARES HELD
----------------------------------------------------------------------------------------------------
Ameritrade
P. O. Box 2226
Omaha, NE 68103                           54,380.601                              5.07%

Charles Schwab
101 Montgomery Street
San Francisco, CA 94104                  244,229.848                             22.77%

NFSC
248 Amherst Road, #S3
Sunderland, MA 01375                     135,478.185                             12.63%
----------------------------------------------------------------------------------------------------

As of April 30, 2013, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of the Fund's Class C Shares:

----------------------------------------------------------------------------------------------------
   SHAREHOLDER NAME AND ADDRESS      NUMBER OF SHARES HELD          PERCENTAGE OF FUND SHARES HELD
----------------------------------------------------------------------------------------------------
NFSC
6 Terra Nova Drive
Hopewell Jct., NY 12533                  7,985.699                               19.85%

Ameritrade                               5,025.726                               12.50%

First Clearing, LLC
345 E 81(st) Street
New York, NY 10028                       2,547.370                               6.33%

Arthur JE
P. O. Box 2052
Jersey City, NJ 07303                    3,987.386                               9.91%

Alloy CA
16172 Douglas Street
Omaha, NE 68118                          2,169.274                               5.36%
----------------------------------------------------------------------------------------------------

MANAGEMENT OWNERSHIP. As of April 30, 2013, the officers and directors as a group owned less than 1% of the outstanding shares of the Company, its series or classes.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

INVESTMENT ADVISER. Commonwealth Capital Management, LLC, ("CCM" or the "Adviser") 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is the Fund's adviser. The Adviser is registered as an adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company. Mr. John Pasco, III, Chairman of the Board of the Company, is President of the Adviser and its sole owner.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board or by a majority vote of the outstanding voting securities of the Fund and
(2) a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. The Adviser evaluates the performance of the sub-adviser in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate and reports to the Board on the foregoing.

Pursuant to the Advisory Agreement, CCM provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

The Adviser received the following fees for investment advisory services to the Fund for each of years set forth below ending on December 31.

----------------------------------------------------------------------------------------------------
                                              2012                  2011                   2010
----------------------------------------------------------------------------------------------------
Gross Advisory Fees                        $356,569              $546,187              $ 581,402
----------------------------------------------------------------------------------------------------
Waivers and reimbursements                 $ 44,957              $    -0-              $     -0-
----------------------------------------------------------------------------------------------------
Net Advisory fees                          $311,612              $546,187              $ 581,402
----------------------------------------------------------------------------------------------------

Prior to August 31, 2009, the Adviser contractually agreed to waive or limit its fees and/or assume other expenses so that the total annual operating expenses of the Fund's Class A, Institutional and Class C shares was limited to 2.75%, 2.75% and 3.50%, respectively. This limit did not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the

Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

SUB-ADVISER. Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022 ("VAM"). VAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. VAM is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day decision-making with respect to the Fund's investment program. The Sub-Adviser, with the Adviser's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Company and its agents with records relating to its activities. The Adviser, from its advisory fee, pays the Sub-Adviser 0.55% of the advisory fee received from the Fund.

Portfolio Manager. Mr. Matthew Benkendorf became the portfolio manager of the Fund on July 1, 2012.

The following table provides information as of DECEMBER 31, 2012, regarding any other accounts managed by the portfolio manager for the Fund. As noted in the table, the portfolio manager managing the Fund may also manage or be a member of management teams for other similar accounts.

-----------------------------------------------------------------------------------------------------------------------
                                                           OTHER POOLED INVESTMENT
                       REGISTERED INVESTMENT COMPANIES             VEHICLES                     OTHER ACCOUNTS
                       ------------------------------------------------------------------------------------------------
  PORTFOLIO            NUMBER OF                           NUMBER OF         TOTAL         NUMBER OF          TOTAL
MANAGER (FUND)          ACCOUNTS         TOTAL ASSETS*      ACCOUNTS        ASSETS*         ACCOUNTS          ASSETS*
-----------------------------------------------------------------------------------------------------------------------
Matthew                    2                $74.21             5            $913.819           3             $750.060
Beckendorf
-----------------------------------------------------------------------------------------------------------------------
Accounts where             0                  $0               0               $0              0                 $0
compensation
is based upon
account
performance
-----------------------------------------------------------------------------------------------------------------------

     o    Millions

--------------------------------------------------------------------------------
               OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The following chart sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of DECEMBER 31, 2012:

-----------------------------------------------------------------------------------------------------
             PORTFOLIO MANAGER                                   DOLLAR RANGE OF EQUITY SECURITIES
                                                                      BENEFICIALLY OWNED IN
                                                                       EACH FUND MANAGED
-----------------------------------------------------------------------------------------------------
Matthew Benkendorf                                                   European Equity Fund - $0
-----------------------------------------------------------------------------------------------------

The Sub-Adviser does not believe that any material conflicts exist between Mr. Beckendorf's portfolio management of the Fund and his management of the 2 other investment companies. The 2 other investment companies and the Fund have substantially the same investment objectives, strategies, policies and the investment portfolios are substantially the same. The Adviser believes that the allocation of investment opportunities is not an issue between these entities because investment opportunities are allocated equitably between each fund based upon relative asset size.

--------------------------------------------------------------------------------
                        COMPENSATION OF PORTFOLIO MANAGER
--------------------------------------------------------------------------------

The portfolio manager's compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period. The portfolio manager does not receive any compensation directly from the Fund or the Adviser.

                           MANAGEMENT-RELATED SERVICES

Administration. Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS" or "Administrator"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.20% of the average daily net assets of the Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that the Fund paid CSS for the last three fiscal years.

--------------------------------------------------------------------------------
        2012                           2011                         2010
--------------------------------------------------------------------------------
     $69,051                       $108,759                     $106,524
--------------------------------------------------------------------------------

CUSTODIAN AND ACCOUNTING SERVICES. Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the United States. Such appointments are subject to appropriate review by the Board. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT. Pursuant to a Transfer Agent Agreement with the Company, Commonwealth Fund Services, Inc. (the "Transfer Agent") acts as the Company's transfer and disbursing agent. The Transfer Agent is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Transfer Agent and its President and Chief Financial Officer. Therefore, the Transfer Agent may be deemed to be an affiliate of the Company and CSS.

The Transfer Agent provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

DISTRIBUTOR. First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a director. The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sales of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the applicable prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from certain classes of the Fund, as described in the applicable prospectus and this SAI.

The table below shows the total compensation that the Fund paid to the Distributor for the last three fiscal years:

------------------------------------------------------------------------------------------------------------
                         NET UNDERWRITING       COMPENSATION ON
  FISCAL YEAR ENDED       DISCOUNTS AND         REDEMPTIONS AND           BROKERAGE            OTHER
    DECEMBER 31:           CONCESSIONS            REPURCHASES            COMMISSIONS       COMPENSATION(1)
------------------------------------------------------------------------------------------------------------
         2012                   $1,024                 $6,171                None                $72,349
------------------------------------------------------------------------------------------------------------
         2011                   $3,882                $80,628                None               $121,293
------------------------------------------------------------------------------------------------------------
         2010                  $16,088               $159,930                None               $129,212
------------------------------------------------------------------------------------------------------------

(1) Fees received pursuant to the Fund's Distribution (12b-1) and Services Fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Company's independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of both the Adviser and VAM, in placing orders for the purchase and sale of securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser or VAM, the Adviser or VAM arranges for execution of the transaction in a manner deemed to provide the best price and execution.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser or VAM, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser (or VAM) with investment recommendations, statistical research or similar services useful to the Adviser's (or VAM's) investment decision-making process. The term "investment recommendations or statistical research or similar services" means
(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser and VAM can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser (or VAM) for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

For the fiscal year ended December 31, 2011, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

The Board has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser and VAM have been instructed not to place transactions with an affiliated broker-dealer, unless such transactions are performed in accordance with the Fund's policies and procedures and the 1940 Act. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more funds that are managed by the Adviser or VAM are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's or VAM's organization, outweigh the disadvantages that may exist from this treatment of transactions.

During the past three fiscal years, the Fund paid brokerage commissions as follows:

--------------------------------------------------------------------------------
        2012                           2011                         2010
--------------------------------------------------------------------------------
     $70,969                       $100,825                     $131,934
--------------------------------------------------------------------------------

The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons", have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Fund paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of December 31, 2011, the Fund did not hold any securities of "regular broker dealers."

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,050,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares; Fifteen Million (15,000,000) shares for Institutional Shares; and Fifteen Million (15,000,000) shares for Class C Shares. This SAI supplements the prospectuses for Class A, Institutional and Class C shares. As of the date of this SAI, the Fund has not yet begun to offer Institutional Shares.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A or Class C shares (as applicable) will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of CFSI.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

RULE 18F-3 PLAN. The Board of Directors has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund is authorized to offer Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 0.25% 12b-1 fee; Institutional Shares imposing no front-end sales charge, charging a two percent (2.00%) deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging 12b-1 fees; and Class C Shares charging no front-end sales charge, charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years after purchase and charging a 1.00% 12b-1 fee.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the applicable prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

COMPUTATION OF OFFERING PRICE - Class A Shares. A hypothetical illustration of the computation of the offering price per share, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares at the close of business on December 31, 2011 and the Class A Shares' maximum front-end sales charge of 5.75%, is as follows:

Net Assets                                              $   25,509,103
Outstanding Shares                                           1,155,756
Net Asset Value Per Share                               $        22.07
Sales Charge (5.75% of the offering price)              $         1.65
Offering Price to Public                                $        23.72

STATEMENT OF INTENTION. The reduced sales charge and public offering price applicable to Class A Shares, as set forth in the prospectus, applies to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION. The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A and Class C shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. During the fiscal year ended December 31, 2012, the Distributor received $78,544 in distribution and service fees from the Fund.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares. Under the Class C Shares' 12b-1 Plan, payments by the Company
(i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. Potential benefits of the Plans to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets and maintenance of a financially healthy management organization. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

The Plans are a type of plan known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Fund's distributor. The Directors will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plans. FDCC has indicated that it expects its expenditures to include, without limitation:
(i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund's shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Fund's distributor determines is primarily intended to result in the sale of shares of the Fund. The Fund's distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                 ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser or the Distributor and their affiliates may, out of their own resources and without additional cost to the Fund or its shareholders, pay a 1% solicitation fee to securities dealers or other financial intermediaries (collectively, a "Financial Intermediary") on each customer purchase solicited by the Financial Intermediary in excess of $1 million. These payments may be in addition to payments made by the Fund to the Financial Intermediary under the Fund's Rule 12b-1 Plan. For more information regarding the Fund's Rule 12b-1 Plan, please see "Distribution - Plan of Distribution."

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES. You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

EXCHANGING SHARES. Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent may charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so. If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at the net asset value of the fund next computed after your request for exchange is received in proper form.

WAIVER OF REDEMPTION FEES AND DEFERRED SALES CHARGES. Deferred sales charges and redemption fees are waived for 401(k) and qualified investment plan platforms.

ELIGIBLE BENEFIT PLANS. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by the rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account. Be sure to specify which class of shares you wish to invest in.

TELEPHONE TRANSACTIONS. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

AUTOMATIC INVESTMENT PLANS. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or in additional shares.

A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the maximum rates applicable to qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets as the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty
(60) days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate of "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares)during the thirty-one
(31)-day period (ninety-one (91)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitute investment-type assets of 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years), even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, and be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities, such as the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% Test (defined below). The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, the Fund must, among other requirements, receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In addition, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 of such calendar year, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS. Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

For corporate investors in the Fund, dividend distributions designated to be from dividends received from qualifying domestic (U.S.) corporations may be eligible for a corporate dividends received deduction. Such dividends, including the deducted part, however, must be included in alternative minimum taxable income calculations.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications that the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2009 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. At this time it is not extended for tax years beyond those beginning before January 1, 2010. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of the U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisers as to the federal, foreign, state and local tax consequences affecting their investment in the Fund.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                         Website: www.theworldfunds.com
                             e-mail: mail@ccofva.com

The Annual Report for the fiscal year end December 31, 2012 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   Appendix A

                         VONTOBEL ASSET MANAGEMENT, INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.       POLICY.

Vontobel Asset Management, Inc. (the "Sub-Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Sub-Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Sub-Adviser's clients have delegated to the Sub-Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Sub-Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Sub-Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Sub-Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Sub-Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.      PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Sub-Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.     PROCEDURES.

The Sub-Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Sub-Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Sub-Adviser makes an exception to the Guidelines.

The Sub-Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.       Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Sub-Adviser's interests and a client's interest, including a mutual fund client, the Sub-Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Sub-Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Sub-Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Sub-Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Sub-Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Sub-Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Sub-Adviser to forward all proxy matters in which the Sub-Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Sub-Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Sub-Adviser will abstain from voting the securities held by that client's account.

The Sub-Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.       Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Sub-Adviser has determined that it is in the client's best interest, the Sub-Adviser will not vote proxies received. The following are certain circumstances where the Sub-Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Sub-Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Sub-Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Sub-Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Sub-Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant the Sub-Adviser may abstain from voting a client's proxies. The Sub-Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Sub-Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Sub-Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Sub-Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Sub-Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.      RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Sub-Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Sub-Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Sub-Adviser to any written or oral client request for proxy voting information;
(vi) any documents prepared by the Sub-Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and
(vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Sub-Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Sub-Adviser voted proxies with respect to the clients' portfolio securities. The Sub-Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Sub-Adviser.

The Sub-Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Sub-Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o        the name of the issuer of the portfolio security;
o        the exchange ticker symbol of the portfolio security(1);
o        the CUSIP number of the portfolio security(1);
o        the shareholder meeting date;
o        a brief description of the matter voted on;
o        whether the matter was put forward by the issuer or a shareholder;
o        whether the mutual fund voted;
o        how the mutual fund cast its vote; and
o        whether the mutual fund cast its vote for or against management.

V.       GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.       Oppose.

The Sub-Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.       Providing cumulative voting rights.

B.       Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.       Date and place of annual meeting.

3.       Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Sub-Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.       Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Sub-Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.       Employee Stock Purchase Plans.

10.      Establish 40 1(k) Plans.

C.       Case-By-Case.

The Sub-Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.       Pay directors solely in stock;

2.       Eliminate director's mandatory retirement policy;

3.       Rotate annual meeting location or date;

4.       Changes in the state of incorporation;

5.       Social and corporate responsibility issues;

6.       Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.       Investment Company Issues.

From time to time the Sub-Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.       Elect directors or trustees;

2.       Ratify or approve independent accountants;

3.       Approve a new investment adviser or sub-adviser;

4.       Approve a change to an investment advisory fee;

5.       Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.       Approve a change in the state of incorporation; and

8.       Approve a plan of reorganization or merger.

The Sub-Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Sub-Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

                           PART C - OTHER INFORMATION

ITEM 28.             EXHIBITS

(A) ARTICLES OF INCORPORATION.

    (a)(1) Articles of Incorporation of The World Funds, Inc. (the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001.

    (a)(2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

    (a)(3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

    (a)(4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000, are incorporated herein by reference to Exhibit No. 23(a)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC Commission on December 26, 2001.

    (a)(5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the Genomics Fund, are incorporated herein by reference to Exhibit No. 23(a)(5) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

    (a)(6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund, are incorporated herein by reference to Exhibit No. 23(a)(6) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

    (a)(7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on May 12, 2000.

    (a)(8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on August 18, 2000.

    (a)(9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(1)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 25, 2000.

    (a)(10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby's Ultra Fund, are incorporated herein by reference to Exhibit No. 23(a)(10) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

    (a)(11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, renaming the Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

    (a)(12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2001, reclassifying the existing shares of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the Genomics Fund as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-29289 and 811-08255), as filed with the SEC on March 13, 2001.

    (a)(13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2001, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(j) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

    (a)(14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, renaming Class B Shares of the to CSI Equity Fund as Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

    (a)(15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(15) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

    (a)(16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com to the GenomicsFund, are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

    (a)(17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to the Chase Mid-Cap Growth Fund; renaming Investment Class Shares of the Chase Mid-Cap Growth Fund to Class A Shares; and renaming Service Class Shares of the Chase Mid-Cap Growth Fund to Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(17) of of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

    (a)(18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund, are incorporated herein by reference to Exhibit No. 23(a)(18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002.

    (a)(19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares, are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

    (a)(20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares, are incorporated herein by reference to Exhibit No. 23(a)(20) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

    (a)(21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the Lara Treasury Management Fund to the Lara U.S. Treasury Fund are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

    (a)(22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(22) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

    (a)(23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming B Shares of the New Market Fund as Institutional Shares; and renaming B Shares of the Third Millennium Russia Fund as Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(23) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

    (a)(24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund, are incorporated herein by reference to Exhibit No. 23(a)(24) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

    (a)(25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund to the Dividend Capital Realty Income Fund, are incorporated herein by reference to Exhibit No. 23(a)(25) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

    (a)(26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(27) of Post-Effective Amendment No. 37 to the Registrant's Registration

              Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming Class Y Shares of the Dividend Capital Realty Income Fund as Class I Shares, are incorporated herein by reference to Exhibit No. 23(a)(28) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund to the Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(29) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming Class B Shares of the Eastern European Equity Fund to Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(30) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000, are incorporated herein by reference to Exhibit No. 23(a)(31) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (a)(32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the Lara U.S. Treasury Fund to the Epoch International Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 15, 2004.

    (a)(33) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

    (a)(34) Articles Supplementary dated August 10, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund, are incorporated herein by reference to Exhibit No. 23(a)(34) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

    (a)(35) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch U.S. All Cap Equity Fund as Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 5, 2006.

    (a)(36) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch International Small Cap Fund to Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 5, 2006.

    (a)(37) Articles Supplementary dated September 29, 2005, as filed with the State of Maryland on September 30, 2005, increasing the authorized shares of the Registrant from 850,000,000 to 1,050,000,000, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on December 27, 2005.

    (a)(38) Articles Supplementary dated October 21, 2005, as filed with the State of Maryland on October 21, 2005, creating the Epoch Global Equity Shareholder Yield Fund, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on November 1, 2005.

    (a)(39) Articles Supplementary dated July 11, 2006, as filed with the State of Maryland on July 14, 2006, creating the Osprey Concentrated Large Cap Value Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(39) of Post Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on August 30, 2006.

    (a)(40) Articles Supplementary dated January 17, 2007, as filed with the State of Maryland on January 19, 2007, creating the Abacus Quantitative Fund, are incorporated herein by reference to Exhibit No. 23(a)(40) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

    (a)(41) Articles Supplementary dated January 17, 2007, as filed with the State of Maryland on January 19, 2007, creating the Abacus Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(41) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

    (a)(42) Articles Supplementary dated January 25, 2007, as filed with the State of Maryland on January 31, 2007, creating the Symphony Wealth Management Ovation Fund, are incorporated herein by reference to Exhibit No. 23(a)(42) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

    (a)(43) Articles Supplementary dated April 10, 2007, as filed with the State of Maryland on April 17, 2007, renaming the GenomicsFund to the Satuit Capital Management Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(43) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

    (a)(44) Articles Supplementary dated October 5, 2007, as filed with the State of Maryland on October 9, 2007, creating The Exceptionator Fund, are incorporated herein by reference to Exhibit No. 23(a)(44) of Post Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on October 15, 2007.

    (a)(45) Articles Supplementary dated September 26, 2008, as filed with the State of Maryland on September 26, 2008, creating the Epoch U.S. Large Cap Equity Fund are incorporated herein by reference to Exhibit No. 23(a)(45) of Post Effective Amendment No. 67 ("PEA 67") to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 26, 2008.

(B) BY-LAWS.

By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(C) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.-

See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(D) INVESTMENT ADVISORY CONTRACTS.

    (d)(1) Investment Advisory Agreement dated between Third Millennium Investment Advisors, LLC and the Registrant, with respect to the Third Millennium Russia Fund, is incorporated herein by reference to Exhibit No. 23(d)(2) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 31, 2008.

    (d)(2) Investment Advisory Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund), is incorporated herein by reference to Exhibit No. 23(d)(15) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

    (d)(3) Sub-Advisory Agreement dated November 8, 2004 between Commonwealth Capital Management and Vontobel Asset Management, Inc., with respect to Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(16) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

    (d)(4) Investment Advisory Agreement dated November 1, 2005 between Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value-Opportunity Fund, is incorporated herein by reference to Exhibit No. 23(d)(12) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

    (d)(5) Form of Investment Advisory Agreement between Toreador Research & Trading, LLC and the Registrant, with respect to the Toreador International Fund, is incorporated herein by reference to Exhibit No. 2 of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 2, 2013.

(E) UNDERWRITING CONTRACTS.

    (e)(1) Distribution Agreement dated August 23, 2006, as amended October 12, 2006, between First Dominion Capital Corporation and the Registrant is incorporated herein by reference to Exhibit No. 23(e) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(F) BONUS OR PROFIT SHARING CONTRACTS.

Not Applicable.

(G) CUSTODIAN AGREEMENTS.

    (g)(1) Custodian Agreement dated July 25, 2005 between Brown Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(1) of Post-Effective

              Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

    (g)(2) Custody Agreement dated November 8, 2004 between UMB Bank and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(2) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

    (g)(3) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between Brown Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(H) OTHER MATERIAL CONTRACTS.

    (h)(1) Administration Services Agreement dated August 23, 2006, as amended October 12, 2006, with amended and restated Schedule A dated November 1 2008, between Commonwealth Shareholder Services, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(H)(1)(a) of PEA 67.

    (h)(2) Transfer Agency and Services Agreement dated August 23, 2006, as amended October 12, 2006, with amended and restated Schedule C dated November 1, 2008, between Fund Services, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA 67.

    (h)(3) Accounting Services Agreement dated August 23, 2006, as amended October 12, 2006, with amended and restated Schedule A, between Commonwealth Fund Accounting, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(h)(3)(a) of PEA 67.

    (h)(4) Expense Limitation Agreement between Third Millennium Investment Advisers, LLC and the Registrant, with respect to the Third Millennium Russia Fund, and further supplemented by commitments made by Commonwealth Capital Management, First Dominion Capital Corporation and Commonwealth Shareholder Services, are incorporated herein by reference to Exhibit No. 23(h)(4)(b) of PEA 67.

    (h)(5) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class A Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(i) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (h)(6) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class C Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(j) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

    (h)(7) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Institutional Shares (formerly Class B Shares) of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(k) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

(h)(8)Expense Limitation Agreement dated November 25, 2005 between Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value Opportunity Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(n) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on

      December 29, 2006.

(I)      LEGAL OPINION.

Opinion of Jones & Keller, P.C. - to be filed by amendment.

(J)      OTHER OPINIONS

(K)      OMITTED FINANCIAL STATEMENTS.

Not Applicable.

(L)      INITIAL CAPITAL AGREEMENTS.

Not Applicable.

(M)      RULE 12B-1 PLANS.

(m)(1)    REMS Real Estate Income 50/50 Fund (formerly CSI Equity Fund)
------

              (m)(1)(a)Distribution and Service Plan for Class A Shares dated June 12, 2001 is incorporated herein by reference to Exhibit No. 23(m)(1)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(m)(2)    Third Millennium Russia Fund
------    ----------------------------

              (m)(2)(a) Distribution and Service Plan for Class A Shares dated November 6, 2002 is incorporated herein by reference to Exhibit No. 23(m)(2)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

              (m)(2)(b) Distribution and Service Plan for Class B Shares (now known as Institutional Shares) dated August 4, 2003 is incorporated herein by reference to Exhibit No. 23(m)(2)(b) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

              (m)(2)(c) Distribution and Service Plan for Class C Shares dated August 4, 2003 is incorporated herein by reference to Exhibit No. 23(m)(2)(c) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(m)(3)    Eastern European Equity Fund
------    ----------------------------

              (m)(3)(a) Distribution and Service Plan for Class A Shares dated November 8, 2004 is incorporated herein by reference to Exhibit No. 23(m)(4)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

              (m)(3)(b) Distribution and Service Plan for Class C Shares dated November 8, 2004 is incorporated herein by reference to Exhibit No. 23(m)(4)(b) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(N)    RULE 18F-3 PLANS

       (n)(1) Rule 18f-3 Multiple Class Plan with respect to the CSI Equity Fund (now REMS Real Estate Income 50/50 Fund) dated June 12, 2001 is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

       (n)(2) Rule 18f-3 Multiple Class Plan dated November 6, 2002 with respect to the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(2) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

       (n)(4) Rule 18f-3 Multiple Class Plan dated November 8, 2004 with respect to the Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(O)    RESERVED.

(P)    CODES OF ETHICS

       (p)(1) Combined Code of Ethics for the Registrant and The World Insurance Trust, also adopted by Commonwealth Capital Management (the investment adviser for the Eastern European Equity Fund) and First Dominion Capital Corporation (the distributor for the Registrant), are incorporated herein by reference to Exhibit No. 23(p)(1) of PEA 67.

       (p)(2) Code of Ethics of Third Millennium Investment Advisors LLC (the investment adviser to Third Millennium Russia Fund) to be filed by amendment.

       (p)(3) Code of Ethics of Vontobel Asset Management, Inc. (the investment sub-adviser to Eastern European Equity Fund) to be filed by amendment.

       (p)(4) Code of Ethics of Real Estate Management Services Group, LLC (the investment adviser for the REMS Real Estate Value Opportunity Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(Q)    POWERS OF ATTORNEY.

       (q)(1) Powers-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are incorporated herein by reference to Exhibit No. 23(q)(1) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 1, 2007.

ITEM 29.           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30.           INDEMNIFICATION.

Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.           BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

--------------------------------------------------------------------------------
NAME OF INVESTMENT ADVISER/SUB-ADVISER                         FORM ADV FILE NO.
================================================================================
Commonwealth Capital Management, LLC                           801-60040
================================================================================
Vontobel Asset Management, Inc.                                801-21953
================================================================================
Real Estate Management Services Group, LLC                     801-61061
Toreador Research and Trading, LLC                             801-66461
================================================================================

ITEM 32.           PRINCIPAL UNDERWRITERS.

       (a) First Dominion Capital Corporation also acts as underwriter to World Funds, Inc., The World Insurance Trust, World Funds Trust and DGHM Funds Trust.

       (b)     First Dominion Capital Corp.

The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corporation with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

       (c)     Not Applicable.

ITEM 33.           LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(b)UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund).

(c)Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as transfer agent to the Funds).

(d)Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(e)Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022 (records relating to its function as the investment sub-adviser to the Eastern European Equity Fund).

(f)First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

(g)Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds).

(h)Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to the Eastern European Equity Fund).

(i)Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS Real Estate Value Opportunity Fund).

(j)Toreador Research and Trading, LLC, 7493 North Ingram, Suite 104, Fresno, CA 93711 (records relating to its function as the investment adviser to the Toreador International Fund).

ITEM 34.           MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 35.           UNDERTAKINGS.

None.

================================================================================

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 (the "Securities Act") and the Registrant has duly caused this Post-Effective Amendment No 81 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 1st day of May 2013.

THE WORLD FUNDS, INC.

By: /s/ John Pasco, III
-----------------------
John Pasco, III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE                                                  DATE
/s/ John Pasco III         Director, Chairman and Chief Executive Officer         May 1, 2013
Samuel Boyd, Jr.*          Director                                               May 1, 2013
Paul M. Dickinson*         Director                                               May 1, 2013
William E. Poist*          Director                                               May 1, 2013
Karen Shupe*               Treasurer and Chief Financial Officer                  May 1, 2013

*By: /s/ John Pasco, III
------------------------
John Pasco, III
Attorney-in-fact pursuant to Powers of Attorney are incorporated herein by reference to Exhibit No. 23(q)(1) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

================================================================================

EXHIBIT INDEX

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